[Logo]BRAZOS MUTUAL FUNDS

                                   PROSPECTUS


                                  APRIL 1, 2004




                           Brazos Micro Cap Portfolio

                           Brazos Small Cap Portfolio

                            Brazos Mid Cap Portfolio

                     Brazos Real Estate Securities Portfolio

                             Brazos Growth Portfolio


                                 Class N Shares
                                 Class Y Shares


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
U.S. Bancorp Fund Services, LLC                   WEBSITE:  www.brazosfunds.com
Telephone:  1-800-426-9157

                                TABLE OF CONTENTS


Brazos Micro Cap Portfolio................................................ 4

Brazos Small Cap Portfolio................................................10

Brazos Mid Cap Portfolio..................................................16

Brazos Real Estate Securities Portfolio...................................22

Brazos Growth Portfolio...................................................28

Risk Elements.............................................................33

Information About the Adviser and the Subadviser..........................36

Valuation of Shares.......................................................37

Dividends, Capital Gain Distributions and Taxes...........................38

Shareholder Account Information...........................................40

Purchase of Shares........................................................41

Redemption of Shares......................................................46

Low Account Balance Fee...................................................48

Delivery of Prospectus and Shareholder Reports............................49

Retirement Plans..........................................................49

Financial Highlights......................................................49

For More Information.................................................Back Cover

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       Brazos Mutual Funds (the "Trust") has five separate portfolios: Brazos
Micro Cap, Brazos Small Cap, Brazos Mid Cap, Brazos Real Estate Securities, and Brazos Growth Portfolios (collectively, the "Portfolios" and each a "Portfolio"). This prospectus offers Class N and Y shares of each Portfolio.

       Small Cap Portfolio shares currently are offered only to (i) existing shareholders, (ii) qualified retirement plans and their participants, and (iii) certain institutional customers, in the discretion of management. Persons who are shareholders of other Portfolios of the Trust are not permitted to acquire shares of the Small Cap Portfolio by exchange. Distributions to all shareholders of the Small Cap Portfolio will continue to be reinvested in additional shares of the Portfolio unless a shareholder has elected otherwise. John McStay Investment Counsel, L.P. (the "Adviser"), the investment adviser for the Trust, reserves the right to reopen the Small Cap Portfolio to new investments at any time or to further restrict sales of the shares. In addition, the Trust reserves the right to reject purchase orders for any Portfolio when, in the judgment of management, the rejection is in the best interest of the Trust.




       Mutual fund shares are not insured by the Federal Deposit Insurance Corporation. Investments in mutual fund shares involve risks, including possible loss of principal.


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                                       3

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                           BRAZOS MICRO CAP PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

       The investment objective of the Brazos Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.


INVESTMENT POLICIES AND STRATEGIES

       The Brazos Micro Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of micro capitalization ("micro cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

       For these purposes, a micro cap issue is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) of $600 million or lower, or (2) within the range of companies represented in the lower 50% of the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. As of December 31, 2003, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index was approximately $473 million.

       The Advisor uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. The Portfolio will invest primarily in equity securities of micro cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

       The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

       To manage fluctuations in the value of the Portfolio's investments, the Adviser invests numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Micro Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

       Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in micro cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Micro cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Micro cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

       A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

       The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

       A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 33 to 34.

PERFORMANCE

       The bar chart below shows the variability of the annual returns since inception for the Micro Cap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.


         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Micro Cap (Class Y) (1)
                         ------------------------------
                            1998:            32.80%
                            1999:            80.84%
                            2000:            18.90%
                            2001:             4.70%
                            2002:          (39.76)%
                            2003:            62.35%



      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.


                      BEST CALENDAR QUARTER: Q4 1999 36.58%
                    WORST CALENDAR QUARTER: Q3 2001 (23.43)%

      The table below shows the past performance of the Micro Cap Portfolio compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small issuer's stock performance. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

       The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)


--------------------------------------------------------------------------------
                                                    1 YEAR     5 YEAR  SINCE
                                                                       INCEPTION
                                                                       (1)

--------------------------------------------------------------------------------
Class Y
     Return Before Taxes                             62.35%    17.10%   19.58%
     Return After Taxes on Distributions             62.35%    13.86%   16.82%
     Return After Taxes on Distributions and Sale    40.53%    13.09%   15.77%
     of Fund Shares

--------------------------------------------------------------------------------
Class N
     Return Before Taxes (2)                         61.72%    n/a     (0.89)%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Index (3)
     Class Y inception                               47.25%     7.13%    5.45%
     Class N inception                               47.25%    n/a       6.75%
--------------------------------------------------------------------------------

       (1) The commencement of operations for Class Y shares was December 31, 1997. The commencement of operations for Class N shares was May 1, 2001.

       (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N shares performance information does not reflect deductions for contingent deferred sales charges.

       (3) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

             SHAREHOLDER FEES (FEES PAID         CLASS N        CLASS Y
             DIRECTLY FROM YOUR INVESTMENT)

             Maximum Sales Charge (Load)           None          None
             Imposed on Purchases (as a
             percentage of offering price)

             Maximum Deferred Sales Charge         None (1)      None
             (Load) (as a percentage of
             amount redeemed)

             Maximum Sales Charge (Load)           None          None
             Imposed on Reinvested Dividends

             Redemption Fee (as a percentage       None          None
             of amount redeemed)

             Exchange Fee                          None          None

             Maximum Account Fee                   None          None


             ANNUAL PORTFOLIO OPERATING          CLASS N        CLASS Y
             EXPENSES (EXPENSES THAT ARE
             DEDUCTED FROM PORTFOLIO ASSETS)

             Management fees                      1.20%          1.20%
             Distribution (12b-1) Fees (2)        0.35%          None

             Other Expenses                       0.26%          0.31%

             Total Annual Portfolio Operating     1.81%          1.51%
             Expenses (3)


      (1) Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million are subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase to a maximum of 1%.

      (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.90% for Class N and 1.60% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser voluntarily reimbursed the Portfolio for expeneses equal to 0.03%. As a result, the actual total annual net operating expenses were 1.78% for Class N shares and 1.48% for Class Y shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The expense example does not reflect any CDSC that may be charged to Class N shareholders that purchased shares prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million if the shares are redeemed within two years of purchase.


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class N                                $181     $560      $964       $2,095

     Class Y                                $151     $468      $808       $1,768

--------------------------------------------------------------------------------
                           BRAZOS SMALL CAP PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

      The investment objective of the Brazos Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.


INVESTMENT POLICIES AND STRATEGIES

        The Brazos Small Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of small capitalization ("small cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

       For these purposes, a small cap issue is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) of $500 million to $2.5 billion, or (2) within the range of companies represented in the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. As of December 31, 2003, the company with the largest market capitalization in the Russell 2000 Index was approximately $2.2 billion.

       The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. The Portfolio will invest primarily in equity securities of small cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

       The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

       To manage fluctuations in the value of the Portfolio's investments, the Adviser invests numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Small Cap Portfolio may be appropriate for investors who:

    o     are seeking long-term capital growth;
    o     do not need current income;
    o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
    o are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATION

       Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in small cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Small cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

       A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

       The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

       A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 33 to 34.


PERFORMANCE

       The bar chart below shows the variability of the annual returns since inception for the Small Cap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1997 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.


        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED


                         Brazos Small Cap (Class Y) (1)
                         ------------------------------
                           1997:              54.53%
                           1998:              13.57%
                           1999:              37.01%
                           2000:               5.20%
                           2001:             (8.98)%
                           2002:            (31.08)%
                           2003:              32.66%



      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                    BEST CALENDAR QUARTER: Q4 1999 29.94%
                   WORST CALENDAR QUARTER: Q3 1998 (19.49)%


       The table below shows the past performance of the Small Cap Portfolio compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small cap issuer's stock performance. Similar to the bar chart above, the table assumes the reinvestment of dividends and distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

       The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)


--------------------------------------------------------------------------------
                                                   1 YEAR  5 YEAR  SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                              32.66%  3.70%    11.22%
  Return After Taxes on Distributions              32.66%  2.92%    10.04%
  Return After Taxes on Distributions and Sale     21.23%  2.79%     9.18%
  of Fund Shares

--------------------------------------------------------------------------------
Class N
     Return Before Taxes (2)                       32.20%  n/a       2.43%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 2000 Index (3)
     Class Y inception                             47.25%  7.13%     7.72%
     Class N inception                             47.25%  n/a       7.26%
--------------------------------------------------------------------------------

       (1) The commencement of operations for Class Y shares was December 31, 1996. The commencement of operations for Class N shares was September 7, 1999.

       (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

       (3) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

            SHAREHOLDER FEES (FEES PAID          CLASS N     CLASS Y
            DIRECTLY FROM YOUR INVESTMENT)

            Maximum Sales Charge (Load)           None       None
            Imposed on Purchases (as a
            percentage of offering price)

            Maximum Deferred Sales Charge         None (1)     None
            (Load) (as a percentage of
            amount redeemed)

            Maximum Sales Charge (Load)           None       None
            Imposed on Reinvested Dividends

            Redemption Fee (as a percentage       None       None
            of amount redeemed)
            Exchange Fee                          None       None
            Maximum Account Fee                   None       None

            ANNUAL PORTFOLIO OPERATING           CLASS N        CLASS Y
            EXPENSES (EXPENSES THAT ARE
            DEDUCTED FROM PORTFOLIO ASSETS)

            Management fees                      0.90%       0.90%
            Distribution (12b-1) Fees (2)        0.35%       None

            Other Expenses                       0.16%       0.21%

            Total Annual Portfolio Operating     1.41%       1.11%
            Expenses (3)


      (1) Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million are subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase to a maximum of 1%.

      (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.65% for Class N and 1.35% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The expense example does not reflect any CDSC that may be charged to Class N shareholders that purchased shares prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million if the shares are redeemed within two years of purchase.

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------


     Class N                                $144     $446      $771     $1,691

     Class Y                                $113     $353      $612     $1,352

--------------------------------------------------------------------------------
                            BRAZOS MID CAP PORTFOLIO


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      The Brazos Mid Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of middle capitalization ("mid-cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

       For these purposes, a mid cap issue is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) of $2.5 billion to $12 billion, or (2) within the range of companies represented in the Russell Mid-Cap Index. The capitalization of companies within the Russell Mid Cap Index changes due to market conditions and changes in the composition of the Russell Mid Cap Index. As of December 31, 2003, the company with the largest market capitalization in the Russell Mid Cap Index was approximately $13.3 billion.

       The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies that the Adviser expects to grow at a faster rate than the average company. The Portfolio will invest primarily in equity securities of mid cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

       The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

       To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Mid Cap Portfolio may be appropriate for investors who:

   o  are seeking long-term capital growth;
   o  do not need current income;
   o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
   o are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

       Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

      To the extent the Portfolio invests in mid cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Mid cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Mid cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

       A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

       The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

       A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 33 to 34.


PERFORMANCE

       The bar chart below shows the variability of the annual returns since inception for the Mid Cap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 2000 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED


                          Brazos Mid Cap (Class Y) (1)

                          ----------------------------
                            2000:            30.49%
                            2001:           (8.68)%
                            2002:          (24.87)%
                            2003:            26.24%


      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N will differ due to differences in expenses and sales charges.


                    BEST CALENDAR QUARTER: Q1 2000 20.00%
                   WORST CALENDAR QUARTER: Q3 2002 (18.36)%

      The table below shows the past performance of the Mid Cap Portfolio compared to that of the Russell Mid Cap Index, an unmanaged broad-based index of mid cap companies, and the S&P Mid Cap 400 Index, an unmanaged broad-based index of mid cap companies. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

     AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)


----------------------------------------------------------------------------
                                                    1 YEAR    SINCE
                                                              INCEPTION (1)

----------------------------------------------------------------------------
Class Y
  Return Before Taxes                               26.24%    3.11%
  Return After Taxes on Distributions               26.24%    2.54%
  Return After Taxes on Distributions and Sale      17.06%    2.32%
  of Fund Shares

----------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                           25.72%  (2.00)%

----------------------------------------------------------------------------
Russell Mid Cap Index (3)
  Class Y inception                                 40.06%    4.65%
  Class N inception                                 40.06%    2.31%

----------------------------------------------------------------------------

      (1) The commencement of operations for Class Y shares was December 31, 1999. The commencement of operations for Class N shares was March 31, 2000.

      (2) Prior to November 25, 2002, Class N shares were designated as either Class A, B or II shares. Certain Class A, B and II shares were subject to front-end and/or contingent deferred sales charges. The Class N shares performance information does not reflect deductions for front-end and/or contingent deferred sales charges.

      (3) The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index. The Russell Mid Cap Index does not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

             SHAREHOLDER FEES (FEES PAID         CLASS N        CLASS Y
             DIRECTLY FROM YOUR INVESTMENT)

             Maximum Sales Charge (Load)          None           None
             Imposed on Purchases (as a
             percentage of offering price)
             Maximum Deferred Sales Charge        None (1)       None
             (Load) (as a percentage of
             amount redeemed)

             Maximum Sales Charge (Load)          None           None
             Imposed on Reinvested Dividends

             Redemption Fee (as a percentage      None           None
             of amount redeemed)

             Exchange Fee                         None           None

             Maximum Account Fee                  None           None


             ANNUAL PORTFOLIO OPERATING          CLASS N        CLASS Y
             EXPENSES (EXPENSES THAT ARE
             DEDUCTED FROM PORTFOLIO ASSETS)

             Management fees                      0.75%          0.75%
             Distribution (12b-1) Fees (2)        0.35%          None


             Other Expenses                       0.26%          0.26%

             Total Annual Portfolio Operating     1.36%          1.01%
             Expenses (3)


      (1) Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million are subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase to a maximum of 1%. Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class B shares) may be subject to a CDSC on redemptions to a maximum of 4%. Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class II shares) may be subject to a CDSC on redemptions to a maximum of 1%.

      (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.55% for Class N and 1.20% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The expense example does not reflect any CDSC that may be charged to Class N shareholders that purchased shares prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million if the shares are redeemed within two years of purchase.

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------


     Class N                                $138     $431      $745     $1,635

     Class Y                                $103     $322      $558     $1,236

--------------------------------------------------------------------------------
                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Real Estate Securities Portfolio is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

       The Brazos Real Estate Securities Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies principally engaged in the real estate industry. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. In implementing this policy, the Portfolio will seek to track the performance of the Morgan Stanley REIT Index, an index tracking the performance of publicly traded equity real estate investment trusts ("REITs"). Thus, the Portfolio intends to invest principally in the securities of REITs included in this index. The Adviser has retained AIG Global Investment Corp. (the "Subadviser") to provide day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and restrictions, subject to the general supervision of the Board and the Adviser.

       An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often call "tracking differences." Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Portfolio may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking difference if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

       The Portfolio is non-diversified for purposes of the Investment Company Act of 1940, as amended. Nevertheless, the Portfolio is subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, as of the last day of each fiscal quarter, and as to 50% of its assets, it may invest no more than 5% of its assets in securities of any one issuer and no issuer's securities the Portfolio holds may be more than 10% of the issuer's outstanding voting securities at the time of acquisition.

      The Real Estate Securities Portfolio may be appropriate for investors who:

      o     are seeking long-term capital growth;
      o     prefer some current income;
      o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
      o are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

       Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

      The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell.

      Investments in REITs, which tend to be small-to-mid cap stocks, may trail returns of the overall stock market and may be more volatile than the performance of larger company stocks. An index fund is managed to an index. Therefore, the Portfolio's performance will be closely tied to the index. If the index goes down, it is likely that the Portfolio's performance will also go down. The Subadviser will not sell securities in the Portfolio or buy different securities other than in conjunction with changes in the index, even if there are adverse developments concerning a particular security, company or industry.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.


      A more in depth discussion of the types of risks an equity fund could be subject to is on pages 33 to 34.


PERFORMANCE

       The bar chart below shows the variability of the annual returns since inception for the Real Estate Securities Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. Effective Janaury 26, 2004, the Portfolio changed its primary investment strategy so as to seek to track the performance of the Morgan Stanley REIT Index by investing in those securities that comprise the Index. The performance information provided below reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not consider an "index" fund.


        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED


                 Brazos Real Estate Securities (Class Y) (1)
                 -------------------------------------------
                     1997:                       29.19%
                     1998:                     (17.38)%
                     1999:                      (4.61)%
                     2000:                       25.87%
                     2001:                       10.34%
                     2002:                        4.42%
                     2003:                       33.66%

      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                    BEST CALENDAR QUARTER: Q3 1997 12.16%
                   WORST CALENDAR QUARTER: Q3 1998 (13.52%)


      The table below shows the past performance of the Real Estate Securities Portfolio compared to that of the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, and the Morgan Stanley REIT Index, two widely recognized unmanaged indices of publicly traded real estate securities. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.


      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEAR    SINCE
                                                                      INCEPTION
                                                                      (1)
--------------------------------------------------------------------------------

Class Y
  Return Before Taxes                              33.66%   13.08%    10.20%
  Return After Taxes on Distributions              18.86%    8.60%     6.07%
  Return After Taxes on Distributions and Sale     26.88%    9.17%     6.64%
  of Fund Shares


--------------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                          33.31%   n/a    14.89%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NAREIT Equity Index (3)
  Class Y inception                                37.13%   14.34%  9.92%
  Class N inception                                37.13%   n/a     16.68%

--------------------------------------------------------------------------------
Morgan Stanley REIT Index (4)
  Class Y inception                                36.74%   14.11%  9.66%
  Class N inception                                36.74%   n/a     16.35%


      (1) The commencement of operations for Class Y shares was December 31, 1996. The commencement of operations for Class N shares was September 7, 1999.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares are subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

       (3) The NAREIT Equity Index is a total return performance index of all equity REITs tracked by NAREIT. The NAREIT Equity Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

       (4) Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to seek to track the performance of the Morgan Stanley REIT Index by Investing in securities that comprise the Index. The Morgan Stanley REIT Index tracks the performance of publicly traded REITs. The Morgan Stanley REIT Index figures do not reflect any fees, expense or taxes. Investors cannot invest directly in the Index. The Morgan Stanley REIT Index replaces the NAREIT Equity Index as the Portfolio's comparable broad-based securities market index. The performance information provided above reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.


            INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

             SHAREHOLDER FEES (FEES PAID         CLASS N        CLASS Y
             DIRECTLY FROM YOUR INVESTMENT)

             Maximum Sales Charge (Load)           None          None
             Imposed on Purchases (as a
             percentage of offering price)

             Maximum Deferred Sales Charge         None (1)      None
             (Load) (as a percentage of
             amount redeemed)

             Maximum Sales Charge (Load)           None          None
             Imposed on Reinvested Dividends

             Redemption Fee (as a percentage       None          None
             of amount redeemed)

             Exchange Fee                          None          None

             Maximum Account Fee                   None          None


             ANNUAL PORTFOLIO OPERATING          CLASS N        CLASS Y
             EXPENSES (EXPENSES THAT ARE
             DEDUCTED FROM PORTFOLIO ASSETS)

             Management fees (2)                  0.40%      0.40%

             Distribution (12b-1) Fees (3)        0.35%      None

             Other Expenses                       0.31%      0.26%

             Total Annual Portfolio Operating     1.06%      0.66%
             Expenses (4)


      (1) Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million are subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase to a maximum of 1%.

      (2) Effective on January 26, 2004, the management fee for the Portfolio was reduced to an annual fee of 0.40% of the assets under management. As a result, the expense information in the table has been restated to reflect the current management fee. Prior to January 26, 2004, the management fee for the Portfolio was an annual fee of 0.90% of assets under management. The annual expense ratio with the prior management fee, net of expense reimbursements, was 1.56% for Class N shares and 1.16% for Class Y shares. For the fiscal year ending November 30, 2004, the actual annual management fees are expected to be slightly higher than 0.40% due to the management fee accrual at an annual rate of 0.90% for the period December 1, 2003 to January 25, 2004.

      (3) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       (4) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.65% for Class N and 1.25% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The expense example does not reflect any CDSC that may be charged to Class N shareholders that purchased shares prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million if the shares are redeemed within two years of purchase.


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class N                                $108     $337      $585     $1,294

     Class Y                                $ 67     $211      $368     $  822

--------------------------------------------------------------------------------
                             BRAZOS GROWTH PORTFOLIO


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The investment objective of the Brazos Growth Portfolio is to provide maximum capital growth, consistent with reasonable risk to principal.


INVESTMENT POLICIES AND STRATEGIES

       The Brazos Growth Portfolio seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities. The Growth Portfolio generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.

      The Portfolio primarily invests in equity securities including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills.

       Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

       To reduce any fluctuation in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Growth Portfolio may be appropriate for investors who:

      o  are seeking long-term capital growth;
      o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
      o are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

       Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

       A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

       The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

       A more in depth discussion of the types of risks an equity fund could be subject to is on pages 33 to 34.


PERFORMANCE

       The bar chart below shows the variability of the annual returns since inception for the Growth Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.


         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Growth (Class Y) (1)
                         ------------------------------
                           1999:              92.05%
                           2000:              35.06%
                           2001:            (11.14)%
                           2002:            (32.88)%
                           2003:              27.45%


      (1) The returns shown in the bar chart are for Class Y shares. The performance of Class N shares will differ due to differences in expenses and sales charges.

                    BEST CALENDAR QUARTER: Q4 1999 28.73%
                   WORST CALENDAR QUARTER: Q3 2001 (19.37)%

       The table below shows the past performance of the Growth Portfolio compared to that of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), an unmanaged broad-based index of large capitalization companies. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

      The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.


     AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                               1 YEAR     5 YEAR     SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class Y
  Return Before Taxes                           27.45%    14.55%      14.55%
  Return After Taxes on Distributions           27.45%    11.52%      11.52%
  Return After Taxes on Distributions and Sale  17.84%    10.87%      10.87%
  of Fund Shares

--------------------------------------------------------------------------------
Class N
  Return Before Taxes (2)                       26.94%     n/a       (4.84)%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 Index (3)
  Class Y inception                             28.68%   (0.57)%     (0.57)%
  Class N inception                             28.68%     n/a       (6.26)%
--------------------------------------------------------------------------------


      (1) The commencement of operations for Class Y shares was December 31, 1998. The commencement of operations for Class N shares was March 31, 2000.

      (2) Prior to November 25, 2002, Class N shares were designated as Class A shares. Class A shares were subject to a front-end and/or contingent deferred sales charge. The Class N performance information does not reflect deductions for contingent deferred sales charges.

      (3) The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

             SHAREHOLDER FEES (FEES PAID         CLASS N        CLASS Y
             DIRECTLY FROM YOUR INVESTMENT)

             Maximum Sales Charge (Load)           None          None
             Imposed on Purchases (as a
             percentage of offering price)

             Maximum Deferred Sales Charge         None (1)      None
             (Load) (as a percentage of
             amount redeemed)

             Maximum Sales Charge (Load)           None          None
             Imposed on Reinvested Dividends

             Redemption Fee (as a percentage       None          None
             of amount redeemed)

             Exchange Fee                          None          None

             Maximum Account Fee                   None          None

             ANNUAL PORTFOLIO OPERATING          CLASS N        CLASS Y
             EXPENSES (EXPENSES THAT ARE
             DEDUCTED FROM PORTFOLIO ASSETS)

             Management fees                       0.75%         0.75%

             Distribution (12b-1) Fees (2)         0.35%         None

             Other Expenses                        0.39%         0.39%

             Total Annual Portfolio Operating      1.49%         1.14%
             Expenses (3)


      (1) Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase to a maximum of 1%.

      (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 1.55% for Class N and 1.20% for Class Y. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser voluntarily reimbursed the Portfolio for expenses equal to 0.05%. As a result, the actual total annual operating expenses were 1.44% for Class N shares and 1.09% for Class Y shares.

      The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The expense example does not reflect any CDSC that may be charged to Class N shareholders that purchased shares prior to November 25, 2002 (when the shares were designated as Class A shares) of over $1 million if the shares are redeemed within two years of purchase.


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------


     Class N                                $147     $456      $787     $1,724

     Class Y                                $111     $347      $601     $1,329

RISK ELEMENTS

      In seeking to achieve its investment objective, each Portfolio will rely on varying investment strategies. The table and subsequent information provided below identifies those elements that primarily make up a Portfolio's overall risk and reward characteristics. This information supplements the information provided under the "Risk Considerations" for each Portfolio. This information also highlights certain investment strategies and corresponding risks for the Portfolios, which are not necessarily a Portfolio's principal investment strategy. The following strategies are not fundamental and the Trustees may change these strategies without shareholder approval.

--------------------------------------------------------------------------------
STRATEGIES                     POTENTIAL REWARDS          POTENTIAL RISK

--------------------------------------------------------------------------------
MARKET CONDITIONS

o Under normal circumstances,  o Stocks and bonds have    o A Portfolio's share
each Portfolio  plans to       generally outperformed     price and  performance
remain substantially fully     more stable investments    will fluctuate in
invested.                      (such as short-term bonds  response to stock and
                               and cash equivalents)      bond market movements.
                               over the long term.

o Each Portfolio (other than
the Real Estate Securities
Portfolio) seeks to limit
risk through diversification
in a large number of stocks.

MANAGEMENT CHOICES

o For each Portfolio           o A Portfolio could        o A Portfolio could
(other than the Real Estate    outperform its benchmark   underperform its
Securities Portfolio) the      due to its asset           benchmark due to these
Adviser focuses on bottom-     allocation and securities  same choices and due
up research, fundamental       choices.                   to expenses.
security analysis and
valuation methods to
enhance returns


SHORT-TERM TRADING

o A Portfolio's turnover       o A Portfolio could        o Increased trading
rate may exceed 100%           realize capital gains      raises the Portfolios'
annually. The Adviser          in short periods of        brokerage and related
and Subadviser do not          time.                      costs.
anticipate that the
turnover rate for the
Real Estate Securities
Portfolio will exceed
100% annually.
                               o A Portfolio could        o Increased
                               protect against losses if  distributions of net
                               a stock is overvalued and  short-term capital
                               its value later falls.     gains (which are
                                                          taxable as ordinary
                                                          income) will raise a
                                                          shareholder's income
                                                          tax liability.

REITS

o The Real Estate Securities   o Favorable market         o The value of a
Portfolio invests in equities  conditions could generate  REIT's shares is
of REITS that comprise         gains or reduce losses.    affected by changes
the Morgan Stanley REIT                                   in the value of the
Index.                         oThese investments may     properties owned by
                               offer more attractive      the REIT or securing
                               yields or potential        mortgage loans held by
                               growth than other          the REIT.
                               securities.
                                                          o The Real Estate
                                                          Securities Portfolio
                                                          could lose money
                                                          because of a decline
                                                          in the value of real
                                                          estate, risks related
                                                          to general and local
                                                          economic conditions,
                                                          overbuilding and
                                                          increased competition.

                                                          o The Real Estate
                                                          Securities Portfolio
                                                          is non-diversified.

SMALL CAP AND MICRO CAP
STOCKS

o For Portfolios (other than    o Securities of companies o The Small Cap and
the Real Estate Securities      with small and micro      Micro Cap Portfolios
Portfolio) the Adviser focuses  capitalizations may have  could lose money
on companies with potential     greater potential than    because of the
for strong growth in revenue,   large cap companies to    potentially higher
earnings and cash flow; strong  deliver above-average     risks of small
management; leading products    growth rates that may not companies and price
or services; and potential for  have yet been recognized  volatility than
improvement.                    by investors.             investments in general
                                                          equity markets.
o 20% of the Small Cap and
the Micro Cap Portfolios                                  o The Micro Cap
may be invested in securities                             Portfolio may be
of larger capitalization                                  unable to sell some of
companies.                                                its securities and may
                                                          be forced to hold them
                                                          if the securities are
                                                          thinly traded.


       Certain Portfolios may also invest in foreign securities. There are certain risks unique to investing in foreign securities including the liquidity of foreign markets, political instability, fluctuations in foreign currency exchange rates, and differing regulatory systems.

       The following table indicates the maximum percentage under normal conditions, each Portfolio may make:

----------------------------------------------------------------------------------------------------------------------------
                                                                                            REAL ESTATE
                                         MICRO CAP        SMALL CAP          MID CAP         SECURITIES         GROWTH
----------------------------------------------------------------------------------------------------------------------------

ADRs, EDRs and GDRs................         10%              10%               10%              10%               10%
Bank Obligations...................         10%              10%               10%              10%               10%
Foreign Securities(f)..............         10%              10%               10%              10%               10%
Future Contracts...................    5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)
Illiquid Securities................         15%              15%               15%              15%               15%
Investment companies...............         10%              10%               10%              10%               10%
Lending of Securities..............       33 1/3%          33 1/3%           33 1/3%          33 1/3%           33 1/3%
Options transactions...............    5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)
Reverse repurchase agreements......       33 1/3%          33 1/3%           33 1/3%          33 1/3%           33 1/3%
U.S. Government obligations........        100%              100%             100%              100%             100%
Warrants...........................         5%                5%               5%                5%               5%
When-issued Securities.............       33 1/3%          33 1/3%           33 1/3%          33 1/3%           33 1/3%


TEMPORARY CASH(c)..................        100%              100%             100%              100%             100%

Temporary Short-term obligations(c)        100%              100%             100%              100%             100%

Securities of any one issuer(d)....         5%                5%               5%                5%               5%
Outstanding voting securities of
any one issuer(d)..................         10%              10%               10%              10%               10%
Securities of issuers in any one
industry...........................         25%              25%               25%              25%(e)            25%
----------------------------------------------------------------------------------------------------------------------------


Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

(a) A Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.


(b) A Portfolio may not enter into futures contracts or options where the value of such futures contracts or options may exceed 20% of total assets.


(c) A Portfolio will invest up to 100% of its assets in temporary investments only when market conditions so require.

(d) For each Portfolio, other than the Real Estate Securities Portfolio, these limits apply only to 75% of a Portfolio's total assets. For the Real Estate Securities Portfolio, the 5% and 10% limitations apply to 50% of the Real Estate Securities Portfolio's total assets as of the last day of each fiscal quarter.

(e) The Real Estate Securities Portfolio, under normal circumstances, will invest at least 80% of its net assets in companies principally engaged in the real estate industry.

(f) For purposes of the percentages shown in the table, ADRs, EDRs and GDRs are not included in the percentage amount for foreign securities.

INFORMATION ABOUT THE ADVISER AND SUBADVISER

       John McStay Investment Counsel, L.P. (the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Trust, which includes five separate Portfolios. The Adviser is an indirect majority-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware Corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management.

      The Adviser manages each Portfolio using a team approach. The Adviser believes that a team approach may provide stability in the management of the Portfolio's holdings. As of December 31, 2003, the Adviser had approximately $3.4 billion of assets under management.

      The Adviser's investment focus generally is to capture excess returns while managing risk. The Adviser focuses on:

   o  investing in smaller companies;
   o  investing in rapidly growing companies;
   o investing in companies with highly predictable revenue and profit streams;
   o investing in companies positioned to accelerate profit growth above general expectations; and
   o  constructing diversified portfolios to moderate risk.

      The Adviser employs a bottom-up process in researching companies. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods. The Adviser will often visit a company prior to investing.

       In managing its clients' assets, the Adviser may distribute shares of initial public offerings (IPOs) to eligible accounts. The Adviser considers the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts. If the IPO investment is not appropriate for the Adviser's other accounts, including mutual fund accounts, because of the account's investment strategy, capitalization ranges, or position requirements, the Adviser may allocate up to 100% of the IPO investment to a Portfolio. However, the Adviser generally will allocate shares of an IPO to a broad number of accounts, where appropriate.

      For the fiscal year ended November 30, 2003, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:


                                  PORTFOLIO FEE


               Micro Cap                        1.20%
               Small Cap                        0.90%
               Mid Cap                          0.75%
               Real Estate Securities           0.90%
               Growth                           0.75%

      With respect to the Real Estate Securities Portfolio, AIG Global Investment Corp. (the "Subadviser") provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Advisers.

      The Subadviser is an SEC-registered investment adviser with its principal place of business located at 175 Water Street, 25th Floor, New York, New York 10038. The Subadviser is an indirect wholly owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including the Subadviser), which provide advice, investment products and asset management services to clients around the world. As of December 31, 2003, AIGGIG managed $395 billion of which $337 billion relates to AIG affiliates and $58 billion relates to client assets. These figures do not include assets sub-advised to third party managers. The Subadviser has extensive experience in providing indexing services to clients. As of February 27, 2004, AIGGIG had approximately $7 billion of assets under management in client accounts that track a particular index. The Subadviser is compensated by the Adviser from the fees that the Adviser receives from the Portfolio. The Subadviser will manage the Portfolio using a team approach.

VALUATION OF SHARES

      The net asset value (NAV) of each class of shares of a Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class' net assets by the shares outstanding of such class. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when a Portfolio does not calculate its NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

      Each Portfolio uses the last quoted trading price or official closing price as the market value for equity securities. For non-Nasdaq listed securities, each Portfolio uses the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, each Portfolio uses the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available, fair value will be used to value the Portfolio. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

      Bonds and other  fixed  income  securities  are  valued  according  to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities are generally valued at the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. In the absence of market quotations or matrix-derived prices from the pricing service, fair value will be used to value the Portfolios. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

      The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

      Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Portfolio invested in foreign securities.

      The closing prices of domestic or foreign securities may not reflect their market values at the time a Portfolio calculates its NAV if an event that will affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the time as of which a Portfolio calculates its NAV. The Adviser or the Subadviser, where applicable, monitors developments in the marketplace for circumstances which may present a Significant Event. If the Adviser or the Subadviser, where applicable, determines that a Significant Event has occurred, then the relevant security will be valued using fair valuation methods determined by the Trustees.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

       Each Portfolio (except the Real Estate Securities Portfolio) will distribute annually to its shareholders substantially all of its net investment income and any net realized capital gains. The Real Estate Securities Portfolio will pay capital gain distributions, if any, at least annually and income dividends, if any, at least quarterly. A Portfolio's dividends and capital gain distributions will be reinvested automatically in additional shares of that Portfolio unless the Trust is notified in writing that the shareholder elects to receive dividends and/or capital gain distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES


      Each Portfolio contemplates declaring as dividends (sometimes referred to in this section as "distributions") each year all or substantially all of its taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares.

      Distributions attributable to a Portfolio's net capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gains a Portfolio recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

      Other Portfolio distributions, including amounts attributable to dividends, interest and the excess of net short-term capital gain over net long-term capital loss it earns or realizes, will generally be taxable as ordinary income. Under the 2003 Act, certain income dividends a Portfolio pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her
Portfolio shares and the dividends are attributable to "qualified dividend income" ("QDI") the Portfolio receives. For this purpose, QDI means dividends a Portfolio receives from U.S. corporations and "qualified foreign corporations," provided that the Portfolio satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, a Portfolio's dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

      A portion of a Portfolio's dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      By law, each Portfolio must withhold 28% of distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you if you are an individual or other non-corporate shareholder and have not provided to the Trust a correct social security number or other taxpayer identification and 30% of distributions otherwise payable to you if you are subject to backup withholding for any other reason.

      Because the Micro Cap, Small Cap, Mid Cap and Growth Portfolios seek capital appreciation as opposed to current income, the Trust anticipates that most of the distributions from these Portfolios will be taxed as long-term capital gain. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Growth Portfolios) may be from ordinary income and the excess of net short-term capital gain over net long-term capital loss (which is taxed as ordinary income, and is not QDI, when received by shareholders) in amounts that exceed capital gain distributions, primarily as a result of high portfolio turnover. Distributions from the Real Estate Securities Portfolio are likely to represent both capital appreciation and income and thus are likely to constitute both capital gains and ordinary income; that Portfolio's dividend distributions that are attributable to dividends it receives from REITs generally will not be QDI.

      You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a distribution." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. This gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

       Shareholders   may  also  be  subject   to  state  and  local   taxes  on
distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

Class N and Y shares of each Portfolio are offered through this prospectus. Each Portfolio, except for the Mid Cap Portfolio, also has Class B and II shares. Information regarding these shares is provided in a separate prospectus. Class B and II shares are no longer available for new investors except through dividend reinvestment for existing shareholders as of August 20, 2002.

      Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

                CLASS N                                  CLASS Y

> No front-end sales charges.            > Initial investment of at least
                                         1,000,000. Subsequent minimum
> Distribution fee.                      investments must be at least
                                         $1,000.  Shares may be purchased and
> Ongoing account maintenance and        subsequent   investments  may  be  made
service fee.                             without being subject to the minimum or
                                         subsequent  investment  limitations  at
                                         the  discretion  of the officers of the
                                         Trust.

>                                        > No front-end sales charge.

>                                        > Lower annual expenses than Class N.

CONTINGENT DEFERRED SALES CHARGES

      Certain Class N shares may be subject to a contingent deferred sales charge (CDSC). Class N shares purchased prior to November 25, 2002 (when the shares were designated as Class A shares) for $1 million or more are subject to a 1% CDSC if the shares are redeemed within one year of purchase and 0.50% if the shares are redeemed after the first year and within the second year after purchase.

      Class N shares of the Mid Cap Portfolio (purchased when the shares were designated as Class B shares) are subject to a CDSC on shares sold within six years of buying them. The CDSC is equal to 4% if the shares are sold within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% of year 6 and 0% for year 7 and later.

      Class N shares of the Mid Cap Portfolio (purchased when the shares were designated as Class II shares) are subject to a 1% CDSC for shares redeemed within 18 months of purchase.


      Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares purchased through reinvestment of dividends. To keep CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of those shares available, we will sell shares that have the lowest CDSC. For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the first day of that month.

      CDSC for Class N shares (purchased when such shares were either Class B or II shares) will generally be waived in the following cases:

   o  Within one year of the shareholder's death or becoming disabled; and
   o Trustees of the Trust and other individuals, and their families, who are affiliated with the Trust.

DISTRIBUTION AND SERVICE (12B-1) FEES

      Class N shares of each Portfolio have their own 12b-1 plan that permits them to pay for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets. Currently, the Class N shares are subject to a distribution fee equal to 0.10% and an account maintenance and service fee equal to 0.25% pursuant to the 12b-1 plan. Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

      1.  Read this prospectus carefully.

      2. Determine how much you want to invest. The minimum initial investment for Class N shares of each Portfolio is as follows:


   o  non-retirement account: $2,500

   o  retirement account: $1,000

   o dollar cost averaging: $500 to open; you must invest at least $25 a month.

      The minimum subsequent investment for Class N shares is as follows:

   o  non-retirement account: $100

   o  retirement account: $25

      3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call the Trust at 1-800-426-9157.

      4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

      5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale through your broker or financial adviser.

      6. If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Trust reserves the right to reinvest the distribution check in the shareholders account at the current net asset value of the Portfolio from which the redemption was made and to reinvest all subsequent distributions.

VERIFICATION OF CERTAIN INFORMATION

      As required by federal law, the Trust, itself or through its designee, must obtain certain information (such as name, address, birth date and social security or other tax identification number) from you prior to opening an account. If your identity is unable to be verified, the Trust may refuse to open your account or your account may be opened but the Trust may take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If the Trust or its designee subsequently is unable to verify your identity, your account may be closed and the value of your shares at the next calculated NAV will be returned to you.

PURCHASE OF SHARES

      Shares of each Portfolio may be purchased, at the net asset value per share with respect to Class N and Y shares next determined after an order, including payment in the manner described herein, is received by the Trust (see "Valuation of Shares"). The Trust reserves the right to reject your purchase order and to suspend the offering of shares of the Trust. All purchases must be in U.S. dollars.

      The Trust will not accept payment in cash, including cashiers check or money orders, unless the cashiers check or money orders are in excess of $10,000. Also, to prevent check fraud, the Trust will not accept Treasury checks, credit card checks, travelers checks and starter checks for the purchase of shares. There is a $25.00 fee for all checks returned due to insufficient funds.

      Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their families and their business or personal associates, and individuals who are shareholders of any Portfolio of the Trust, either directly or through their individual retirement accounts, and by any pension or profit-sharing plan of the Adviser, without being subject to the minimum or subsequent investment limitations for Class Y shares.

PURCHASING SHARES:          OPENING AN ACCOUNT:        ADDING TO AN ACCOUNT:

By Check                    Make out a check for the   Make out a check for the
                            investment amount,         investment amount,
[INSERT GRAPHIC]            payable to "Brazos Mutual  payable to "Brazos
                            Funds."                    Mutual Funds."

                            Mail the check and your    Fill out the detachable
                            completed Account          investment slip from an
                            Application (and           account statement.  If
                            Supplemental Account       no slip is available,
                            Application, if            include a note
                            applicable) to the         specifying the Portfolio
                            address indicated in       name, your share class,
                            "-Mailing Addresses"       the Fund number, your
                            below.                     account number, and the
                                                       name(s) in which the
                                                       account is registered.

By Wire                     Mail your completed        Instruct your bank to
                            Account Registration Form  wire the amount of your
[INSERT GRAPHIC]            to the addresses           investment to:
                            indicated in "Mailing      U.S. Bank, N.A.
                            Addresses" below.          777 E. Wisconsin Avenue
                                                       Milwaukee, WI
                                                       ABA #075000022
                            Obtain your account        Credit U.S. Bancorp Fund
                            number by referring to     Services
                            your statement or by       DDA #112-952-137
                            calling 1-800-426-9157.    Brazos Mutual Funds
                                                       Account Name
                            Instruct your bank to      (Shareholder Name)
                            wire the amount of your    Shareholder Account
                            investment to:             Number
                            U.S. Bank, N.A.
                            777 E. Wisconsin Avenue
                            Milwaukee, WI
                            ABA #075000022
                            Credit U.S. Bancorp Fund
                            Services
                            DDA #112-952-137
                            Brazos Mutual Funds
                            Account Name (Shareholder
                            Name)
                            Shareholder Account Number

Mailing Addresses           REGULAR MAIL               OVERNIGHT DELIVERY

[INSERT GRAPHIC]            Brazos Mutual Funds        Brazos Mutual Funds
                            [Name of Fund]             [Name of Fund]
                            c/o U.S. Bancorp Fund      c/o U.S. Bancorp Fund
                            Services, LLC              Services, LLC
                            P.O. Box 701               615 E. Michigan Street,
                            Milwaukee, WI  53201-0701  Third Floor
                                                       Milwaukee, WI  53202

By Exchange                 Call 1-800-426-9175 to     Review the current
                            request an exchange.       prospectus for the
[INSERT GRAPHIC]                                       Portfolio or the fund
                                                       into which you are
                                                       exchanging.

                                                       Call 1-800-426-9175 to
                                                       request an exchange.

OTHER COMPANIES THROUGH WHICH YOU CAN PURCHASE BRAZOS MUTUAL FUNDS

FIDELITY INVESTMENT, INC.       CHARLES SCHWAB & CO.         TD WATERHOUSE

National Financial              Charles Schwab & Co.         TD Waterhouse
Services/Fidelity               101 Montgomery Street        100 Wall Street
P.O. Box 770001                 San Francisco, CA  94104     2nd Floor
Cincinnati, OH  45277-0003      1-800-435-8000               New York, NY  10005
                                                            1-800-233-3411
AUTOMATIC INVESTMENT PLAN

       Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, U.S. Bancorp Fund Services, LLC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 4 p.m., Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations.

OTHER PURCHASE INFORMATION

       Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day.

       Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Trust on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Trust from the Trust assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Trust or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to shareholders dealing directly with the Trust. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Trust.

       Service Agents, or if applicable, their designees, that have entered into agreements with the Trust or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Trust's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Trust in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

DISTRIBUTOR

       Quasar Distributors, LLC ("Distributor"), distributes each Portfolio's shares offered herein. The Distributor, an affiliate of the Trust's administrator, transfer agent and custodian, receives fees under each Portfolio's Rule 12b-1 plans. Prior to November 25, 2002, AIG SunAmerica Capital Services, Inc. ("SACS") served as distributor for each Portfolio's shares offered herein.

       The  Distributor,   at  its  expense,  may  from  time  to  time  provide
compensation to broker dealers in connection with sales of shares of a Portfolio.

EXCHANGE PRIVILEGES

       Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Trust, except that shares of each Portfolio may not be exchanged for shares of the Micro Cap Portfolio or the Small Cap Portfolio. Exchange requests should be made by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

       Any exchange will be based on the net asset value of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio which you would like to exchange (contact the Trust at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made between Portfolios. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts.

       The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "Redemption of Shares by Telephone" below. An exchange into the same share class of another Portfolio of the Trust is a sale of shares and may result in capital gain or loss for income tax purposes.

       To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Trust, are using market timing strategies or making excessive exchanges. A Portfolio may also refuse any exchange order.

       CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call the Trust at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

       MULTI-PARTY CHECKS. The Trust may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Trust is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from fraudulent endorsement.

REDEMPTION OF SHARES

      Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

      Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. A $15.00 fee will be charged to shareholders for wire redemptions for Class N and Y shares.

REDEEMING SHARES:           DESIGNED FOR:              TO SELL SOME OR ALL OF
                                                       YOUR SHARES:

By Letter                   Accounts of any type.      Write a letter of
                                                       instruction indicating
[INSERT GRAPHIC]            Redemptions of $100,000    the Portfolio name, the
                            or more, but less than     Fund number, your share
                            $5,000,000, for Class Y    class, your account
                            shares should be in        number, the names in
                            writing.                   which the account is
                                                       registered, and the
                            Redemptions of $5,000,000  dollar value or number
                            or more for Class Y        of shares you wish to
                            shares and redemptions of  sell.
                            $100,000 or more for
                            Class N shares must be in  Include all signatures
                            writing with a signature   and any additional
                            guarantee.                 documents that may be
                                                       required.

                                                       Mail the materials to:

                                                       Brazos Mutual Funds
                                                       c/o U.S. Bancorp Fund
                                                       Services, LLC
                                                       615 E. Michigan Street,
                                                       Third Floor
                                                       Milwaukee, WI 53202

                                                       A check will normally be
                                                       mailed on the next
                                                       business day to the
                                                       name(s) and address in
                                                       which the account is
                                                       registered, or otherwise
                                                       according to your letter
                                                       of instruction.

By Telephone                Most accounts.             For automated service 24
                                                       hours a day using your
[INSERT GRAPHIC]            Redemptions of $100,000    touch-tone phone, dial
                            or more, but less than     1-800-426-9157.
                            $5,000,000, for Class Y
                            shares should be in        To place an order or to
                            writing.                   speak to a
                                                       representative from
                            Redemptions of $5,000,000  Brazos Mutual Funds,
                            or more for Class Y        call 1-800-426-9157
                            shares and redemptions of  between 8:00 a.m. and
                            $100,000 or more for       7:00 p.m. (Central Time)
                            Class N shares must be in  on most business days.
                            writing with a signature
                            guarantee.

By Wire                     Accounts of any type.      Fill out the "Telephone
                                                       Options" section of your
[INSERT GRAPHIC]            Redemptions of $100,000    new account application.
                            or more, but less than
                            $5,000,000, for Class Y    Amounts of $1,000 or
                            shares should be in        more will be wired on
                            writing.                   the next business day.
                                                       A $15 fee will be
                            Redemptions of $5,000,000  deducted from your
                            or more for  Class Y       account for Class N and
                            shares and redemptions     Y shares.
                            of $100,000 or more for
                            Class N  shares must be
                            in writing with a
                            signature guarantee.

By Exchange                 Accounts of any type.      Review the current
                                                       prospectus for the
[INSERT GRAPHIC]            Redemptions of any amount. Portfolio or the fund
                                                       into which you are
                                                       exchanging.

                                                       Call   1-800-426-9157  to
                                                       request an exchange.

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

  o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

  o redemptions where the proceeds are to be sent to someplace other than the registered address;

  o redemptions transmitted by federal wire transfer to a bank other than the bank of record;

  o     share transfer requests;

  o redemptions where a change of address request has been received within the past 15 days; or

  o redemption requests that are $5,000,000 or more for Class Y shares and $100,000 or more for Class N shares.

       The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

OTHER REDEMPTION INFORMATION

       Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Trust may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

       If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

LOW ACCOUNT BALANCE FEE

       Because of the high cost of maintaining low balance shareholder accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the minimum account balances as described below. The fee is designed to offset in part the relatively higher costs of servicing low balance accounts.

       The fee will not apply to shareholders whose combined Brazos Mutual Funds assets average greater than $100,000 over all Class Y accounts, and $1,000 for all Class N accounts, held by the shareholder. It is expected that accounts will be valued on the last Friday of December each year, and notices will be sent to those shareholders whose accounts may be subject to the low balance account fee. In order to avoid having the low account balance fee deducted directly from your account, you must, within 30 days of receipt of the low account balance fee notice:

o     Increase your account assets to meet the minimum balance amount;

o Make payment to U.S. Bancorp Fund Services, LLC, the Portfolios' transfer agent, to cover the fee ($25) per account;

o If the value of your Class Y accounts is less than $100,000, request that your investment assets be placed in a Class N account of the same Portfolio; or

o     Request a redemption order for your account balance.

       The small account fee automatically will be redeemed from your account if no other option has been selected. You may incur a tax liability as a result of share redemptions to cover the low account balance fee.

       Each Portfolio reserves the right to close your account and redeem your shares if the value of your account falls below $100. However, before closing such an account, the Portfolio will notify you and provide you at least 30 days to bring your account values up to the minimum. Your account will not be closed if it drops in value due to Portfolio performance.

       The Adviser has agreed to pay the low account balance fee for the following types of shareholders: employees of the Adviser; officers of the Trust; family members of employees of the Adviser; family members of the officers of the Trust; and clients of the Adviser.

DELIVERY OF PROSPECTUSES AND SHAREHOLDER REPORTS

       In an effort to decrease costs, the Trust has reduced the number of duplicate prospectuses, annual and semi-annual shareholder reports you receive by sending only one copy of each to those addresses shared by two or more accounts. You may call toll-free at 1-800-426-9157 to request individual copies of these documents. Individual copies will be sent 30 days after receiving your request.

RETIREMENT PLANS

       Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

  o     IRAs (including Roth IRAs);
  o     employer-sponsored defined contribution plans (including 401(k) plans);
  o     defined benefit plans; and
  o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

      Portfolio shares also may be used in Coverdell Education Savings Accounts ("Coverdell ESAs").

      Qualified investors benefit from the tax-free compounding of income dividends and capital gain distributions in the plans and accounts. Application forms and brochures describing investments in the Portfolios for retirement plans and Coverdell ESAs can be obtained by calling the Trust at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

      The following tables show selected financial information for Class N (formerly Class A) and Y shares outstanding of each of the Portfolios throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class N and/or Y shares of a Portfolio (assuming the reinvestment of all dividends and other distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------

                                                         SMALL CAP PORTFOLIO
                                                         -------------------


                                   NET GAIN
          NET ASSET               (LOSS) ON      TOTAL      DIVIDENDS   DISTRIBUTIONS             NET ASSET
            VALUE,      NET      INVESTMENTS     FROM        FROM NET       FROM                    VALUE,
PERIOD    BEGINNING  INVESTMENT (REALIZED AND  INVESTMENT   INVESTMENT    CAPITAL       TOTAL       END OF     TOTAL
ENDED     OF PERIOD   LOSS (1)   UNREALIZED)   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS   PERIOD    RETURN (2)
------------------------------------------------------------------------------------------------------------------------
                                                          CLASS Y
                                                          -------
11/30/1999   14.07     (0.13)        4.60        4.47          -             -          -         18.54         31.77%
11/30/2000   18.54     (0.09)        2.75        2.66          -         (1.94)       (1.94)      19.26         13.36%
11/30/2001   19.26     (0.08)       (0.97)      (1.05)         -         (0.62)       (0.62)      17.59         (5.97%)
11/30/2002   17.59     (0.12)       (4.20)      (4.32)         -           -            -         13.27        (24.56%)
11/30/2003   13.27     (0.12)        4.04        3.92          -           -            -         17.19         29.54%

                                                        CLASS N (6)
                                                        -----------

9/8/99 -
11/30/99(3) $16.90   $ (0.05)      $ 1.65      $ 1.60      $   -       $   -        $   -       $ 18.50           9.47%
11/30/2000   18.50     (0.23)        2.76        2.53          -         (1.94)       (1.94)      19.09          12.68%
11/30/2001   19.09     (0.20)       (0.94)      (1.14)         -         (0.62)       (0.62)      17.33          (6.51%)
11/30/2002   17.33     (0.22)       (4.09)      (4.31)         -           -            -         13.02         (24.87%)
11/30/2003   13.02     (0.16)        3.94        3.78          -           -            -         16.80          29.03%

-----------------------------
(1) Calculated  based upon average shares  outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                         11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003
                                       --------------------------------------------------------------
    Small Cap Portfolio Class Y             1.08%      1.03%      1.05%       1.03%        1.11%
    Small Cap Portfolio Class N             1.79%(4)   2.80%      1.71%       1.64%        1.41%

(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                         SMALL CAP PORTFOLIO (continued)
                         -------------------



                      NET        RATIO          RATIO OF NET
                    ASSETS       OF NET          INVESTMENT
                    END OF     EXPENSES TO        LOSS TO
PERIOD              PERIOD       AVERAGE          AVERAGE     PORTFOLIO
ENDED               (000'S)    NET ASSETS (5)    NET ASSETS   TURNOVER
-----------------------------------------------------------------------
                                    CLASS Y
                                    -------

11/30/1999          627,978     1.08%            (0.78%)        105%
11/30/2000          890,033     1.03%            (0.40%)        132%
11/30/2001          852,689     1.05%            (0.44%)         75%
11/30/2002          730,498     1.03%            (0.75%)        116%
11/30/2003          809,795     1.11%            (0.84%)        161%

                                    CLASS N (6)
                                    -----------

9/8/99 -
11/30/99(3)             394     1.65%(4)         (1.46%)(4)     105%
11/30/2000            2,706     1.65%            (1.01%)        132%
11/30/2001           50,417     1.61%            (1.05%)         75%
11/30/2002            7,177     1.63%            (1.34%)        116%
11/30/2003           16,979     1.41%            (1.14%)        161%

-----------------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:


                                         11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003
                                       --------------------------------------------------------------
    Small Cap Portfolio Class Y             1.08%      1.03%      1.05%       1.03%        1.11%
    Small Cap Portfolio Class N             1.79%(4)   2.80%      1.71%       1.64%        1.41%

(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------------------------

                                             REAL ESTATE SECURITIES PORTFOLIO
                                             --------------------------------


                                   NET GAIN
          NET ASSET               (LOSS) ON      TOTAL      DIVIDENDS   DISTRIBUTIONS             NET ASSET
            VALUE,      NET      INVESTMENTS     FROM        FROM NET       FROM                    VALUE,
PERIOD    BEGINNING  INVESTMENT (REALIZED AND  INVESTMENT   INVESTMENT    CAPITAL       TOTAL       END OF     TOTAL
ENDED     OF PERIOD   LOSS (1)   UNREALIZED)   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS   PERIOD    RETURN (2)
------------------------------------------------------------------------------------------------------------------------
                                                               CLASS Y
                                                               -------
11/30/1999    9.21     0.47         (1.17)      (0.70)         (0.44)     -           (0.44)       8.07         (7.86%)
11/30/2000    8.07     0.45          1.19        1.64          (0.39)     -           (0.39)       9.32         20.64%
11/30/2001    9.32     0.39          1.06        1.45          (0.45)     -           (0.45)      10.32         15.81%
11/30/2002   10.32     0.40          0.23        0.63          (0.42)     -           (0.42)      10.53          6.00%
11/30/2003   10.53     0.32          2.59        2.91          (0.34)   (0.91)        (1.25)      12.19         30.84%

                                                       CLASS N (6)
                                                       -----------
9/8/99 -
11/30/99(3)  $8.80  $  0.12   $     (0.74)   $  (0.62)      $  (0.12)     -         $ (0.12)     $ 8.06         (7.06%)
11/30/2000    8.06     0.41          1.17        1.58          (0.33)     -           (0.33)       9.31         19.81%
11/30/2001    9.31     0.37          1.02        1.39          (0.40)     -           (0.40)      10.30         15.18%
11/30/2002   10.30     0.34          0.26        0.60          (0.36)     -           (0.36)      10.54          5.77%
11/30/2003   10.54     0.28          2.59        2.87          (0.30)   (0.91)        (1.21)      12.20         30.34%

---------------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                      11/30/1999   11/30/2000   11/30/2001   11/30/2002   11/30/2003
                                      ----------------------------------------------------------------
    Real Estate Securities Portfolio
    Class Y                                1.19%       1.10%       1.12%      1.11%        1.23%
    Real Estate Securities Portfolio
    Class N                                1.83%(4)    5.07%       2.80%      1.84%        1.64%
(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                         REAL ESTATE SECURITIES PORTFOLIO (continued)
                         --------------------------------

                     NET           RATIO          RATIO OF NET
                   ASSETS          OF NET          INVESTMENT
                   END OF        EXPENSES TO         INCOME
PERIOD             PERIOD          AVERAGE          AVERAGE     PORTFOLIO
ENDED             (000'S)        NET ASSETS (5)    NET ASSETS   TURNOVER
--------------------------------------------------------------------------
                                    CLASS Y
                                    -------

11/30/1999         128,997           1.19%           5.23%         100%
11/30/2000         193,824           1.10%           4.99%          66%
11/30/2001         178,250           1.12%           4.27%          67%
11/30/2002         154,956           1.11%           3.78%          71%
11/30/2003          69,106           1.16%           3.07%         122%

                                    CLASS N (6)
                                    -----------

9/8/99 -
11/30/99(3)       $    143           1.65%(4)        6.13% (4)     100%
11/30/2000             537           1.65%           4.29%          66%
11/30/2001           2,213           1.65%           3.66%          67%
11/30/2002           3,432           1.64%           3.14%          71%
11/30/2003           3,131           1.56%           2.67%         122%

---------------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                      11/30/1999   11/30/2000   11/30/2001   11/30/2002   11/30/2003
                                      ----------------------------------------------------------------
    Real Estate Securities Portfolio
    Class Y                                1.19%       1.10%       1.12%      1.11%        1.23%
    Real Estate Securities Portfolio
    Class N                                1.83%(4)    5.07%       2.80%      1.84%        1.64%
(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------------------------

                                                  MICRO CAP PORTFOLIO
                                                  -------------------

                                   NET GAIN
          NET ASSET               (LOSS) ON      TOTAL      DIVIDENDS   DISTRIBUTIONS             NET ASSET
            VALUE,      NET      INVESTMENTS     FROM        FROM NET       FROM                    VALUE,
PERIOD    BEGINNING  INVESTMENT (REALIZED AND  INVESTMENT   INVESTMENT    CAPITAL       TOTAL       END OF     TOTAL
ENDED     OF PERIOD   LOSS (1)   UNREALIZED)   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS   PERIOD    RETURN (2)
------------------------------------------------------------------------------------------------------------------------
                                                         CLASS Y
                                                         -------
11/30/1999   12.03     (0.14)       7.91        7.77            -        (1.47)       (1.47)      18.33        65.67%
11/30/2000   18.33     (0.18)       6.83        6.65            -        (5.51)       (5.51)      19.47        34.65%
11/30/2001   19.47     (0.16)       0.62        0.46            -        (2.00)       (2.00)      17.93        1.86%
11/30/2002   17.93     (0.20)      (5.62)      (5.82)           -          -            -         12.11      (32.46%)
11/30/2003   12.11     (0.18)       7.15        6.97            -          -            -         19.08       57.56%

                                                       CLASS N (6)
                                                       -----------
5/1/01 -
11/30/01(3) $19.51    $(0.15)     $(1.48)     $(1.63)        $  -       $  -         $  -       $ 17.88      (8.35%)
11/30/2002  $17.88     (0.28)      (5.53)      (5.81)           -          -            -         12.07     (32.49%)
11/30/2003   12.07     (0.23)       7.11        6.88            -          -            -         18.95      57.00%

----------------------------
(1)  Calculated  based upon average shares  outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003
                                      --------------------------------------------------------------
    Micro Cap Portfolio Class Y              1.54%      1.46%       1.42%       1.42%      1.51%
    Micro Cap Portfolio Class N
    M                                         -          -          2.48%(4)    2.14%      1.81%

(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                               MICRO CAP PORTFOLIO (continued)
                               -------------------


                     NET         RATIO          RATIO OF NET
                   ASSETS        OF NET          INVESTMENT
                   END OF      EXPENSES TO        LOSS TO
PERIOD             PERIOD        AVERAGE          AVERAGE     PORTFOLIO
ENDED              (000'S)     NET ASSETS (5)    NET ASSETS   TURNOVER
------------------------------------------------------------------------
                                    CLASS Y
                                    -------

11/30/1999         121,914       1.54%            (0.95%)       150%
11/30/2000         181,165       1.46%            (0.77%)       159%
11/30/2001         259,632       1.42%            (0.92%)        71%
11/30/2002         181,603       1.42%            (1.23%)       134%
11/30/2003         223,006       1.48%            (1.30%)       155%

                                    CLASS N (6)
                                    -----------

5/1/01 -
11/30/2001     $ 22,357    1.90%(4)   (1.52%)(4)       71%
11/30/2002        8,373    1.90%      (1.71%)         134%
11/30/2003       11,689    1.78%      (1.60%)         155%

----------------------------
(1)  Calculated  based upon average shares  outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/1999  11/30/2000  11/30/2001  11/30/2002  11/30/2003
                                      --------------------------------------------------------------
    Micro Cap Portfolio Class Y              1.54%      1.46%       1.42%       1.42%      1.51%
    Micro Cap Portfolio Class N
    M                                         -          -          2.48%(4)    2.14%      1.81%

(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------------------------

                                                   MULTI CAP PORTFOLIO
                                                   -------------------

                                   NET GAIN
          NET ASSET               (LOSS) ON      TOTAL      DIVIDENDS   DISTRIBUTIONS             NET ASSET
            VALUE,      NET      INVESTMENTS     FROM        FROM NET       FROM                    VALUE,
PERIOD    BEGINNING  INVESTMENT (REALIZED AND  INVESTMENT   INVESTMENT    CAPITAL       TOTAL       END OF     TOTAL
ENDED     OF PERIOD   LOSS (1)   UNREALIZED)   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS   PERIOD    RETURN (2)
------------------------------------------------------------------------------------------------------------------------
                                                         CLASS Y
                                                         -------
12/31/98 -
11/30/99(3)  $  10.00  $ (0.05)     $ 6.96      $ 6.91       $  -        $(2.13)      $(2.13)     $14.78       $72.39%
11/30/2000      14.78    (0.13)       5.53        5.40          -        (3.22)       (3.22)      16.96        37.02%
11/30/2001      16.96    (0.06)      (0.95)      (1.01)         -        (0.49)       (0.49)      15.46        (6.41%)
11/30/2002      15.46    (0.07)      (4.39)      (4.46)         -          -            -         11.00       (28.85%)
11/30/2003      11.00    (0.09)       2.95        2.86          -          -            -         13.86        26.00%

                                                       CLASS N (6)
                                                       -----------

3/31/00 -
11/30/00(3)  $  18.92  $ (0.15)     $ 0.43      $ 0.28          -        (2.30)       (2.30)      16.90         0.69%
11/30/2001      16.90    (0.12)      (0.94)      (1.06)         -        (0.49)       (0.49)      15.35        (6.74%)
11/30/2002      15.35    (0.14)      (4.34)      (4.48)         -          -            -         10.87       (29.19%)
11/30/2003      10.87    (0.12)       2.90        2.78          -          -            -         13.65        25.57%

----------------------------
(1) Calculated  based upon average shares  outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above  represents  expenses net of  reimbursement.  Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/1999  11/30/2000  11/30/2001  11/30/2002   11/30/2003
                                      ---------------------------------------------------------------
    Multi Cap Portfolio Class Y           1.65%(4)    1.27%     1.12%         1.04%        1.14%
    Multi Cap Portfolio Class N            -         26.55%(4)  1.68%         1.57%        1.49%
(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                               MULTI CAP PORTFOLIO (continued)
                               -------------------


                     NET        RATIO          RATIO OF NET
                   ASSETS       OF NET          INVESTMENT
                   END OF     EXPENSES TO        LOSS TO
PERIOD             PERIOD       AVERAGE          AVERAGE     PORTFOLIO
ENDED              (000'S)    NET ASSETS (5)    NET ASSETS   TURNOVER
-----------------------------------------------------------------------
                                    CLASS Y
                                    -------

12/31/98 -
11/30/99(3)        35,944       1.35% (4)       (0.42%) (4)     154%
11/30/2000         82,936       1.27%           (0.71%)         187%
11/30/2001         61,991       1.12%           (0.36%)         122%
11/30/2002         71,316       1.04%           (0.50%)         158%
11/30/2003         36,554       1.09%           (0.73%)         178%

                                    CLASS N (6)
                                    -----------

3/31/00 -
11/30/00(3)           108       1.70% (4)       (1.09%) (4)     187%
11/30/2001         32,571       1.52%           (0.73%)         122%
11/30/2002         32,270       1.54%           (1.01%)         158%
11/30/2003         37,824       1.44%           (1.08%)         178%

----------------------------
(1) Calculated  based upon average shares  outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/1999  11/30/2000  11/30/2001  11/30/2002   11/30/2003
                                      ---------------------------------------------------------------
    Multi Cap Portfolio Class Y           1.65%(4)    1.27%     1.12%         1.04%        1.14%
    Multi Cap Portfolio Class N            -         26.55%(4)  1.68%         1.57%        1.49%
(6) Formerly Class A shares

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
------------------------------------------------------------------------------------------------------------------------

                                                     MID CAP PORTFOLIO
                                                     -----------------

                                   NET GAIN
          NET ASSET               (LOSS) ON      TOTAL      DIVIDENDS   DISTRIBUTIONS             NET ASSET
            VALUE,      NET      INVESTMENTS     FROM        FROM NET       FROM                    VALUE,
PERIOD    BEGINNING  INVESTMENT (REALIZED AND  INVESTMENT   INVESTMENT    CAPITAL       TOTAL       END OF     TOTAL
ENDED     OF PERIOD   LOSS (1)   UNREALIZED)   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS   PERIOD    RETURN (2)
------------------------------------------------------------------------------------------------------------------------
                                                          CLASS Y
                                                          -------

12/31/99 -
11/30/00(3)  $ 10.00   $(0.08)      $  2.02     $ 1.94         $  -      $ (0.48)     $ (0.48)    $ 11.46      $ 18.93%
11/30/2001     11.46    (0.07)        (0.41)     (0.48)           -        (0.25)       (0.25)      10.73        (4.52%)
11/30/2002     10.73    (0.07)        (2.10)     (2.17)           -          -            -          8.56       (20.22%)
11/30/2003      8.56    (0.07)         2.23       2.16            -          -            -         10.72        25.23%

                                                      CLASS N (6),(7)
                                                      ---------------
3/31/00 -
11/30/00(3)  $ 12.00   $(0.11)      $  0.02     $(0.09)           -      $ (0.48)     $ (0.48)    $ 11.43      $(1.15%)
11/30/2001     11.43    (0.13)        (0.38)     (0.51)           -        (0.25)       (0.25)      10.67       (4.80%)
11/30/2002     10.67    (0.12)        (2.10)     (2.22)           -          -            -          8.45      (20.81%)
11/30/2003      8.45    (0.10)         2.19       2.09            -          -            -         10.54       24.73%

----------------------------
(1) Calculated  based upon average shares  outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/2000  11/30/2001  11/30/2002   11/30/2003
                                      -------------------------------------------------
    Mid Cap Portfolio Class Y            1.35%(4)      1.21%       1.04%       1.01%
    Mid Cap Portfolio Class N           27.75%(4)      3.46%       1.55%       1.36%
(6) Formerly Class A shares
(7) Effective November 25, 2002, Class B & II shares were converted into Class N shares.

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                MID CAP PORTFOLIO (continued)
                                -----------------


                     NET        RATIO          RATIO OF NET
                   ASSETS       OF NET          INVESTMENT
                   END OF     EXPENSES TO        LOSS TO
PERIOD             PERIOD       AVERAGE          AVERAGE     PORTFOLIO
ENDED              (000'S)    NET ASSETS (5)    NET ASSETS   TURNOVER
-----------------------------------------------------------------------
                                    CLASS Y
                                    -------

12/31/99 -
11/30/00(3)        $ 65,055     1.32% (4)       (0.65%) (4)     137%
11/30/2001           61,317     1.18%           (0.66%)         113%
11/30/2002           88,196     1.04%           (0.75%)         108%
11/30/2003          124,465     1.01%           (0.72%)         172%

3/31/00 -
11/30/00(3)        $    108     1.70% (4)       (1.15%) (4)     137%
11/30/2001            1,093     1.54%           (1.07%)         113%
11/30/2002           26,799     1.52%           (1.22%)         108%
11/30/2003           31,030     1.36%           (1.07%)         172%

----------------------------
(1) Calculated  based upon average shares  outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                        11/30/2000  11/30/2001  11/30/2002   11/30/2003
                                      -------------------------------------------------
    Mid Cap Portfolio Class Y            1.35%(4)      1.21%       1.04%       1.01%
    Mid Cap Portfolio Class N           27.75%(4)      3.46%       1.55%       1.36%
(6) Formerly Class A shares
(7) Effective November 25, 2002, Class B & II shares were converted into Class N shares.


                              FOR MORE INFORMATION

     You may obtain the following and other information on these Portfolios free of charge:

                ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

 PROVIDE THE PORTFOLIOS' MOST RECENT FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND
       INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIOS'
                    PERFORMANCE DURING THE LAST FISCAL YEAR.


          STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 1, 2004


    PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT
             AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:

                               Brazos Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                            Milwaukee, WI 53202-5207


                                      SEC:

         Text only versions of Company documents can be viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Trust information at the SEC Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov.


                Investment Company Act of 1940 File No. 811-07881

                               www.Brazosfunds.com

                               BRAZOS MUTUAL FUNDS

                                   PROSPECTUS

                                  APRIL 1, 2004



                           Brazos Micro Cap Portfolio
                           Brazos Small Cap Portfolio
                     Brazos Real Estate Securities Portfolio
                             Brazos Growth Portfolio


                                 Class B Shares
                                 Class II Shares


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
U.S. Bancorp Fund Services, LLC         WEBSITE: www.brazosfunds.com
Telephone: 1-800-426-9157

                                TABLE OF CONTENTS

Brazos Micro Cap Portfolio....................................................4

Brazos Small Cap Portfolio...................................................10

Brazos Real Estate Securities Portfolio......................................16

Brazos Growth Portfolio......................................................22

Risk Elements................................................................27

Information About the Adviser and the Subadviser.............................30

Valuation of Shares..........................................................31

Dividends, Capital Gain Distributions and Taxes..............................32

Shareholder Account Information..............................................33

Redemption of Shares.........................................................36

Delivery of Prospectuses and Shareholder Reports.............................38

Retirement Plans.............................................................38

Financial Highlights.........................................................38

For More Information.................................................Back Cover

-------------------------------------------------------------------------------

     This prospectus provides information regarding the Class B and Class II shares of the Brazos Micro Cap, Brazos Small Cap, Brazos Real Estate Securities, and Brazos Growth Portfolios (collectively, the "Portfolios" and each a "Portfolio"). Each Portfolio is a series of Brazos Mutual Funds (the "Trust"). Class B and Class II shares of each Portfolio are no longer available for sale, but existing shareholders as of August 20, 2002 may still acquire such shares through dividend reinvestment.

     Mutual fund shares are not insured by the Federal Deposit Insurance Corporation. Investments in mutual fund shares involve risks, including possible loss of principal.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRAZOS MICRO CAP PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

     The investment objective of the Brazos Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

     The Brazos Micro Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of micro capitalization ("micro cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

     For these purposes, a micro cap issue is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) of $600 million or lower, or (2) within the range of companies represented in the lower 50% of the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. As of December 31, 2003, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index was approximately $473 million.

     The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. The Portfolio will invest primarily in equity securities of micro cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

     The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

     To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Micro Cap Portfolio may be appropriate for investors who:

o     are seeking long-term capital growth;
o     do not need current income;
o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
o     are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

     Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

     To the extent the Portfolio invests in micro cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Micro cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Micro cap companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.

     A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

     The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

     A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

     The bar chart below shows the variability of the annual returns since inception for the Micro Cap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Micro Cap (Class B) (1)


                              2002: (42.61)%
                              2003: 60.74%


      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.


                      BEST CALENDAR QUARTER: Q4 2001 23.23%
                    WORST CALENDAR QUARTER: Q3 2001 (23.67)%


     The table below shows the past performance of the Micro Cap Portfolio compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small issuer's stock performance. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

     The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after-tax returns shown are not relevant to you.

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                                       1 YEAR      SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class B
     Return Before Taxes                               56.74%      (2.67)%
     Return After Taxes on Distributions               56.74%      (2.67)%
     Return After Taxes on Distributions and Sale      36.88%      (2.26)%
        of Fund Shares
--------------------------------------------------------------------------------
Class II
     Return Before Taxes                               59.74%      (1.56)%

--------------------------------------------------------------------------------
Russell 2000 Index (2)                                 47.25%      6.75%
--------------------------------------------------------------------------------

      (1) The commencement of operations for Class B and II shares was May 1, 2001.

      (2) The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    CLASS B   CLASS II

================================================================================

Maximum Sales Charge (Load)                                    None       None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge                                  4.00%      1.00%
(Load) (as a percentage of
amount redeemed)

Maximum Sales Charge (Load)                                    None       None
Imposed on Reinvested Dividends

Redemption Fee (as a percentage                                None       None
of amount redeemed)
Exchange Fee                                                   None       None

Maximum Account Fee                                            None       None


================================================================================
ANNUAL PORTFOLIO OPERATING EXPENSES                           CLASS B   CLASS II
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

================================================================================

Management fees                                                1.20%      1.20%
Distribution (12b-1) Fees (1)                                  1.00%      1.00%

Other Expenses                                                 0.26%      0.26%

Total Annual Portfolio Operating                               2.46%      2.46%
Expenses (2)                                                   =====      =====


      (1) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.55% for Class B and 2.55% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser voluntarily reimbursed the Portfolio for expenses equal to 0.03%. As a result, the actual total annual operating expenses were 2.43% for Class B and Class II shares.

     The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $646     $1,058   $1,496    $2,636

     Class II                               $444      $850    $1,383    $2,839

        If you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $246      $758    $1,296    $2,636

     Class II                               $344      $850    $1,383    $2,839

--------------------------------------------------------------------------------
                           BRAZOS SMALL CAP PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

     The investment objective of the Brazos Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

     The Brazos Small Cap Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in stocks of small capitalization ("small cap") issuers. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change.

     For these purposes, a small cap issue is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) of $500 million to $2.5 billion, or (2) within the range of companies represented in the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. As of December 31, 2003, the company with the largest market capitalization in the Russell 2000 Index was approximately $2.2 billion.

     The Adviser uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the Portfolio. The Adviser generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. The Portfolio will invest primarily in equity securities of small cap companies including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. The Adviser may invest Portfolio assets in securities of issuers having market capitalizations that exceed the target capitalization. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rates.

     The Adviser communicates with senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. The Adviser believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

     To manage fluctuations in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Small Cap Portfolio may be appropriate for investors who:

o     are seeking long-term capital growth;
o     do not need current income;
o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
o     are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATION

     Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio's investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

     To the extent the Portfolio invests in small cap companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small cap companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of such securities may make them more difficult to sell. In addition, the Portfolio may be subject to the risk that such stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Small cap companies may lack resources to take advantage of a valuable product or may be unable to withstand the competitive pressures of larger, more established competitors.

     A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

     The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not achieve its investment objective.

     A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

     The bar chart below shows the variability of the annual returns since inception for the Small Cap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The longer-term performance results presented for the Portfolio reflect periods of above average performance attributable in part to investments in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase.

               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         Brazos Small Cap (Class B) (1)


                                 2000:   3.68%
                                 2001: (10.03)%
                                 2002: (34.53)%
                                 2003:  31.50%


      (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER: Q4 1999 29.94%
                    WORST CALENDAR QUARTER: Q3 2002 (17.71)%


     The table below shows the past performance of the Small Cap Portfolio compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small cap issuer's stock performance. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

     The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

--------------------------------------------------------------------------------

                                                       1 YEAR      SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class B
     Return Before Taxes                               27.50%      1.41%
     Return After Taxes on Distributions               27.50%      0.49%
     Return After Taxes on Distributions and Sale      17.87%      0.77%
        of Fund Shares

--------------------------------------------------------------------------------
Class II
     Return Before Taxes                               30.39%      1.78%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Russell 2000 Index (2)                                 47.25%      7.26%
--------------------------------------------------------------------------------

       (1) The commencement of operations for Class B and II shares was September 7, 1999.

       (2) The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS B    CLASS II

================================================================================

Maximum Sales Charge (Load)                                   None       None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge                                 4.00%      1.00%
(Load) (as a percentage of
amount redeemed)

Maximum Sales Charge (Load)                                   None       None
Imposed on Reinvested Dividends

Redemption Fee (as a percentage                               None       None
of amount redeemed)
Exchange Fee                                                  None       None
Maximum Account Fee                                           None       None



================================================================================
ANNUAL PORTFOLIO OPERATING EXPENSES                           CLASS B   CLASS II
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

================================================================================

Management fees                                               0.90%      0.90%
Distribution (12b-1) Fees (1)                                 1.00%      1.00%

Other Expenses                                                0.16%      0.16%

Total Annual Portfolio Operating                              2.06%      2.06%
Expenses (2)                                                  =====      =====


(1) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.30% for Class B and 2.30% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

     The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.


      If you redeemed your investment at the end of the periods indicated:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $609      $946    $1,308    $2,280

     Class II                               $407      $739    $1,197    $2,466



        If you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $209      $646    $1,108    $2,280

     Class II                               $307      $739    $1,197    $2,466

--------------------------------------------------------------------------------
                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

     The investment objective of the Brazos Real Estate Securities Portfolio is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).

INVESTMENT POLICIES AND STRATEGIES

     The Brazos Real Estate Securities Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies principally engaged in the real estate industry. In the event that the Board of Trustees changes this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. In implementing this policy, the Portfolio will seek to track the performance of the Morgan Stanley REIT index, an index tracking the performance of publicly traded equity real estate investment trusts ("REITs"). Thus, the Portfolio intends to invest principally in the securities of REITs included in this index. The Adviser has retained AIG Global Investment Corp. (the "Subadviser") to provide day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser.

     An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called "tracking differences." Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Portfolio may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

     The Portfolio is non-diversified for purposes of the Investment Company Act of 1940, as amended. Nevertheless, the Portfolio is subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, as of the last day of each fiscal quarter, and as to 50% of its assets, it may invest no more than 5% of its assets in securities of any one issuer and no issuer's securities the Portfolio holds may be more than 10% of the issuer's outstanding voting securities at the time of acquisition.

      The Real Estate Securities Portfolio may be appropriate for investors who:

o     are seeking long-term capital growth;
o     prefer some current income;
o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
o     are able to tolerate fluctuations in principal value of their investment.

RISK CONSIDERATIONS

     Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

     The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell.

     Investments in REITs, which tend to be small-to-mid cap stocks, may trail returns of the overall stock market and may be more volatile than the performance of larger company stocks. An index fund is managed to an index. Therefore, the Portfolio's performance will be closely tied to the index. If the index goes down, it is likely that the Portfolio's performance will also go down. The Subadviser will not sell securities in the Portfolio or buy different securities other than in conjunction with changes in the index, even if there are adverse developments concerning a particular security, company or industry.

     The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

     A more in depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

     The bar chart below shows the variability of the annual returns since inception for the Real Estate Securities Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown. The performance results presented below may reflect periods of above average performance attributable to the Portfolio's investments in certain securities and non-recurring factors. It is possible that the performance may not be repeated in the future. Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to track the performance of the Morgan Stanley REIT Index by investing in those securities that comprise the Index. The performance information provided below reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                   Brazos Real Estate Securities (Class B) (1)


                                  2000: 24.27%
                                  2001:  9.10%
                                  2002: (0.35)%
                                  2003: 32.34%


     (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER: Q2 2003 11.37%
                     WORST CALENDAR QUARTER: Q3 2002 (8.33)%


     The table below shows the past performance of the Real Estate Securities Portfolio compared to that of the NAREIT Equity Index and the Morgan Stanley REIT Index, two widely recognized unmanaged indices of publicly traded real estate securities. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

     The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

    AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

--------------------------------------------------------------------------------
                                                     1 YEAR        SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class B
     Return Before Taxes                              29.24%         13.89%
     Return After Taxes on Distributions              14.91%         9.28%
     Return After Taxes on Distributions and Sale     24.03%         9.92%
        of Fund Shares

--------------------------------------------------------------------------------
Class II
     Return Before Taxes                              31.64%         14.16%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAREIT Equity Index (2)                               37.13%         16.68%

--------------------------------------------------------------------------------
Morgan Stanley REIT Index (3)                         36.74%         16.35%
--------------------------------------------------------------------------------

     (1) The commencement of operations for Class B and II shares was September 7, 1999.

     (2) The NAREIT Equity Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

     (3) Effective January 26, 2004, the Portfolio changed its primary investment strategy so as to track the performance of the Morgan Stanley REIT Index by investing in securities that comprise the Index. The Morgan Stanley REIT Index tracks the performance of publicly traded REITs. The Morgan Stanley REIT Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. The Morgan Stanley REIT Index replaces the NAREIT Equity Index as the Portfolio's comparable broad-based securities market index. The performance information provided above reflects periods of time when the Adviser actively managed the Portfolio and the Portfolio was not considered an "index" fund.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.

================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS B    CLASS II

================================================================================

Maximum Sales Charge (Load)                                  None        None%
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge                                4.00%       1.00%
(Load) (as a percentage of
amount redeemed)

Maximum Sales Charge (Load)                                  None        None
Imposed on Reinvested Dividends

Redemption Fee (as a percentage                              None        None
of amount redeemed)
Exchange Fee                                                 None        None
Maximum Account Fee                                          None        None



================================================================================
ANNUAL PORTFOLIO OPERATING EXPENSES                           CLASS B   CLASS II
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

================================================================================

Management fees (1)                                          0.40%       0.40%
Distribution (12b-1) Fees (2)                                1.00%       1.00%

Other Expenses                                               0.31%       0.31%

Total Annual Portfolio Operating                             1.71%       1.71%
Expenses (3)                                                 =====       =====


     (1) Effective on January 26, 2004, the management fee for the Portfolio was reduced to an annual fee of 0.40% of the assets under management. As a result, the expense information in the table has been restated to reflect the current management fee. Prior to January 26, 2004, the management fee for the Portfolio was an annual fee of 0.90% of assets under management. The annual expense ratio with the prior management fee, net of expense reimbursements, was 2.21% for Class B and Class II shares. For the fiscal year ending November 30, 2004, the actual management fees are expected to be slightly higher than 0.40% due to the management fee accrual at an annual rate of 0.90% for the period December 1, 2003 to January 25, 2004.

     (2) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     (3) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.30% for Class B and 2.30% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

     The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.

      If you redeemed your investment at the end of the periods indicated:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $574      $839    $1,128    $2,001

     Class II                               $372      $633    $1,019    $2,099




        If you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $174      $539     $928     $2,001

     Class II                               $272      $633    $1,019    $2,099

--------------------------------------------------------------------------------
                            BRAZOS GROWTH PORTFOLIO


--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

     The investment objective of the Brazos Growth Portfolio is to provide maximum capital growth, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

     The Brazos Growth Portfolio seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities. The Growth Portfolio generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.

     The Portfolio primarily invests in equity securities including, for example, common stock and securities convertible into common stock. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills.

     Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

     To reduce any fluctuation in the value of the Portfolio's investments, the Adviser invests across numerous industry sectors with no industry sector representing more than 25% of the value of the Portfolio. The Adviser may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. The Portfolio may have annual portfolio turnover rates exceeding 100%.

      The Growth Portfolio may be appropriate for investors who:

o     are seeking long-term capital growth;
o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide; and
o     are able to tolerate fluctuations in principal value of their investment.


RISK CONSIDERATIONS

     Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks.

     A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

     The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

     A more in depth discussion of the types of risks an equity fund could be subject to is on pages 27 to 29.

PERFORMANCE

     The bar chart below shows the variability of the annual returns since inception for the Growth Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. The bar chart assumes the reinvestment of dividends and other distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. Sales loads are not reflected in the bar chart. If sales loads were reflected, returns would be less than those shown.


         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                           Brazos Growth (Class B) (1)


                                 2002: (36.16)%
                                  2003: 26.18%


     (1) The returns shown in the bar chart are for Class B shares. The performance of Class II shares will differ due to differences in expenses and sales charges.

                      BEST CALENDAR QUARTER: Q4 2001 14.54%
                    WORST CALENDAR QUARTER: Q3 2001 (19.62)%

     The table below shows the past performance of the Growth Portfolio compared to that of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), an unmanaged broad-based index of large capitalization companies. Similar to the bar chart above, the table assumes the reinvestment of dividends and other distributions. As with all mutual funds, historical performance (before and after taxes) is not a prediction of future results. The performance reflects expense limitations in effect for the Portfolio for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced. The table does reflect deductions for sales loads, where applicable.

     The after-tax returns are shown in two ways: (1) assumes that you owned shares of the Portfolio during the entire period and paid taxes on the Portfolio's distributions of taxable income and net capital gains and (2) assumes that you paid taxes on the Portfolio's distributions of taxable income and net capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain circumstances, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an IRA or 401(k) plan, the after-tax returns shown are not relevant to you.

            AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)


--------------------------------------------------------------------------------
                                                       1 YEAR      SINCE
                                                                   INCEPTION (1)

--------------------------------------------------------------------------------
Class B
     Return Before Taxes                               22.18%      (9.33)%
     Return After Taxes on Distributions               22.18%      (9.33)%
     Return After Taxes on Distributions and Sale      14.42%      (7.82)%
        of Fund Shares

--------------------------------------------------------------------------------
Class II
     Return Before Taxes                               25.06%      (8.29)%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S&P 500 Index (2)                                      28.68%      (2.69)%
--------------------------------------------------------------------------------


     (1) The commencement of operations for Class B and II shares was May 1, 2001.

     (2) The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.


================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS B    CLASS II

================================================================================


Maximum Sales Charge (Load)                                    None       None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge                                  4.00%      1.00%
(Load) (as a percentage of
amount redeemed)

Maximum Sales Charge (Load)                                    None       None
Imposed on Reinvested Dividends

Redemption Fee (as a percentage                                None       None
of amount redeemed)
Exchange Fee                                                   None       None
Maximum Account Fee                                            None       None



================================================================================
ANNUAL PORTFOLIO OPERATING EXPENSES                           CLASS B   CLASS II
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

================================================================================

Management fees                                                0.75%      0.75%
Distribution (12b-1) Fees (1)                                  1.00%      1.00%

Other Expenses                                                 0.39%      0.39%

Total Annual Portfolio Operating                               2.14%      2.14%
Expenses (2)                                                   =====      =====

     (1) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     (2) The Adviser has contractually agreed to waive fees and/or reimburse expenses so as to cap the annual net expense ratio for the Portfolio at 2.20% for Class B and 2.20% for Class II. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses. During the past fiscal year, the Adviser voluntarily reimbursed the Portfolio for expenses equal to 0.50%. As a result the actual total operating expenses were 2.09% for the Class B and Class II shares.

     The expense example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged.


      If you redeemed your investment at the end of the periods indicated:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $612      $955    $1,324    $2,280

     Class II                               $410      $748    $1,212    $2,497



        If you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                           ------   -------   -------  --------

     Class B                                $212      $655    $1,124    $2,280

     Class II                               $310      $748    $1,212    $2,497

RISK ELEMENTS

     In seeking to achieve its investment objective, each Portfolio will rely on varying investment strategies. The table and subsequent information provided below identifies those elements that primarily make up a Portfolio's overall risk and reward characteristics. This information supplements the information provided under the "Risk Considerations" for each Portfolio. This information also highlights certain investment strategies and corresponding risks for the Portfolios, which are not necessarily a Portfolio's principal investment strategy. The following strategies are not fundamental and the Trustees may change these strategies without shareholder approval.

--------------------------------------------------------------------------------
STRATEGIES                  POTENTIAL REWARDS          POTENTIAL RISK

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRATEGIES                                POTENTIAL REWARDS                           POTENTIAL RISK

--------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

*Under normal circumstances, each         *Stocks and bonds have generally            *A Portfolio's share price and
Portfolio plans to remain fully           outperformed more stable investments        performance will fluctuate in
invested.                                 (such as short-term bonds and cash          response to stock and bond market
                                          equivalents) over the long term.            movements.
*Each Portfolio (other than the
Real Estate Securities Portfolio)
seeks to limit risk through
diversification in a large number
of stocks.


MANAGEMENT CHOICES

*For each Portfolio (other than the       *A Portfolio could outperform its           *A Portfolio could underperform
Real Estate Securities Portfolio)         benchmark due to its asset allocation       its benchmark due to these same
the Adviser focuses on bottom-up          and securities choices.                     choices and due to expenses.
research, fundamental security
analysis and valuation methods to
enhance returns.



SHORT-TERM TRADING

*A Portfolio's turnover rate may          *A Portfolio could realize capital          *Increased trading raises a
exceed 100% annually.  The Adviser        gains in short periods of time.             Portfolio's brokerage and related
and the Subadviser do not anticipate                                                  costs.
that the turnover rate for the Real       *A Portfolio could protect against
Estate Securities Portfolio will          losses if a stock is overvalued and         *Increased distributions of net
exceed 100% annually.                     its value later falls.                      short-term capital gains (which
                                                                                      are taxable as ordinary income)
                                                                                      will raise a shareholder's income
                                                                                      tax liability.





                                                               27

REITS

*The Real Estate Securities
Portfolio invests in equities of          *Favorable market conditions could          *The value of a REIT's shares is
REITs that comprise the Morgan            generate gains or reduce losses.            affected by changes in the value
Stanley REIT Index.                                                                   of the properties owned by the
                                          *These investments may offer more           REIT or securing mortgage loans
                                          attractive yields or potential growth       held by the REIT.
                                          than other securities.

                                                                                      *The Real Estate Securities
                                                                                      Portfolio could lose money because
                                                                                      of a decline in the value of real
                                                                                      estate, risks related to general and
                                                                                      local economic conditions,
                                                                                      overbuilding and increased
                                                                                      competition.

                                                                                      *The Real Estate Securities
                                                                                      Portfolio is non-diversified.

SMALL CAP AND MICRO CAP STOCKS

*For Portfolios (other than the Real      *Securities of companies with small         *The Small Cap and Micro Cap
Estate Securities Portfolio) the          and micro capitalizations may have          Portfolios could lose money
Adviser focuses on companies with         greater potential than large cap            because of the potentially higher
potential for strong growth in            companies to deliver above-average          risks of small companies and
revenue, earnings and cash flow;          growth rates that may not have yet          price volatility than investments
strong management; leading products       been recognized by investors.               in general equity markets.
or services; and potential for
improvement.                                                                          *The Micro Cap Portfolio may be
                                                                                      unable to sell some of its
*20% of the Small Cap and the Micro                                                   securities and may be forced to
Cap Portfolios may be invested in                                                     hold them if the securities are
securities of larger capitalization                                                   thinly traded.
companies.

     Certain  Portfolios may also invest in foreign  securities.  There are certain risks unique to investing in foreign  securities including the liquidity of foreign markets,  political  instability,  fluctuations in foreign currency exchange rates, and differing regulatory systems.

       The following table indicates the maximum percentage under normal conditions, each Portfolio may make:
--------------------------------------------------------------------------------------------------------
                                                                         REAL ESTATE
                                         MICRO CAP       SMALL CAP        SECURITIES       GROWTH
--------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs................        10%             10%              10%              10%
Bank obligations...................        10%             10%              10%              10%
Foreign securities (f)............         10%             10%              10%              10%
Future contracts...................        5%(a)           5%(a)            5%(a)            5%(a)
                                          20%(b)           20%(b)          20%(b)           20%(b)
Illiquid securities................        15%             15%              15%              15%
Investment companies...............        10%             10%              10%              10%
Lending of securities..............       33 1/3%         33 1/3%          33 1/3%          33 1/3%
Options transactions...............        5%(a)           5%(a)            5%(a)            5%(a)
                                          20%(b)           20%(b)          20%(b)           20%(b)
Reverse repurchase agreements......       33 1/3%         33 1/3%          33 1/3%          33 1/3%
U.S. Government obligations........        100%             100%             100%             100%
Warrants...........................         5%               5%               5%               5%
When-issued securities.............       33 1/3%         33 1/3%          33 1/3%          33 1/3%


Temporary Cash (c).................        100%             100%             100%             100%
Temporary Short-term
obligations (c)....................        100%             100%             100%             100%

INVESTMENT RESTRICTIONS
Securities of any one issuer(d)....         5%               5%               5%               5%
Outstanding voting securities of
of any one issuer(d)...............         10%             10%              10%              10%
Securities of issuers in any one            25%
industry...........................         25%             25%            25% (e)            25%
--------------------------------------------------------------------------------------------------------

Percentages are of total assets (except for Illiquid Securities which are shown as a percentage of net assets).

(a) A Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

(b) A Portfolio may not enter into futures contracts or options where the value of such futures contracts or options may exceed 20% of total assets.

(c) A Portfolio will invest up to 100% of its assets in temporary investments only when market conditions so require.

(d) For each Portfolio, other than the Real Estate Securities Portfolio, these limits apply only to 75% of a Portfolio's total assets. For the Real Estate Securities Portfolio, the 5% and 10% limitations apply to 50% of the Real Estate Securities Portfolio's total assets as of the last day of each fiscal quarter.

(e) The Real Estate Securities Portfolio, under normal circumstances, will invest at least 80% of its net assets in companies principally engaged in the real estate industry.

(f) For purposes of the percentages shown in the table, ADRs, EDRs and GDRs are not included in the percentage amount for foreign securities.

INFORMATION ABOUT THE ADVISER AND THE SUBADVISER

     John McStay Investment Counsel, L.P. (the "Adviser"), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Trust, which includes five separate Portfolios. The Adviser is an indirect majority-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management.

     The Adviser manages each Portfolio using a team approach. The Adviser belives that a team approach may provide stability in the management of the Portfolio's holdings. As of December 31, 2003, the Adviser had approximately $3.4 billion of assets under management.

     The Adviser's investment focus generally is to capture excess returns while managing risk. The Adviser focuses on:

o     investing in smaller companies;
o     investing in rapidly growing companies;
o     investing in companies with highly predictable revenue and profit streams;
o investing in companies positioned to accelerate profit growth above general expectations; and
o     constructing diversified portfolios to moderate risk.

     The Adviser employs a bottom-up process in researching companies. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods. The Adviser will often visit a company prior to investing.

     In managing its clients' assets, the Adviser may distribute shares of initial public offerings (IPOs) to eligible accounts. The Adviser considers the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts. If the IPO investment is not appropriate for the Adviser's other accounts, including mutual fund accounts, because of the account's investment strategy, capitalization ranges, or position requirements, the Adviser may allocate up to 100% of the IPO investment to a Portfolio. However, the Adviser generally will allocate shares of an IPO to a broad number of accounts, where appropriate.

     For the fiscal year ended November 30, 2003, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                      FEE

               Micro Cap                        1.20%
               Small Cap                        0.90%
               Real Estate Securities           0.90%
               Growth                           0.75%

     With respect to the Real Estate Securities Portfolio, AIG Global Investment Corp. ("the Subadviser") provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser.

     The Subadviser is an SEC-registered investment adviser with its principal place of business located at 175 Water Street, 25th Floor, New York, New York 10038. The Subadviser is an indirect wholly owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including the Subadviser), which provide advice, investment products and asset management services to clients around the world. As of December 31, 2003, AIGGIG managed $395 billion of which $337 billion relates to AIG affiliates and $58 billion relates to client assets. These figures do not include assets sub-advised to third party managers. The Subadviser has extensive experience in providing indexing services to clients. As of February 27, 2004, AIGGIG had approximately $7 billion of assets under management in client accounts that track a particular index. The Subadviser is compensated by the Adviser from the fees that the Adviser receives from the Portfolio. The Subadviser will manage the Portfolio using a team approach.

VALUATION OF SHARES

     The net asset value (NAV) of each class of shares of a Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class' net assets by the shares outstanding of such class. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when a Portfolio does not calculate its NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.

     Each Portfolio uses the last quoted trading price or official closing price as the market value for equity securities. For non-Nasdaq listed securities, each Portfolio uses the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, each Portfolio uses the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available, fair value will be used to value the Portfolio. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

     Bonds and  other  fixed  income  securities  are  valued  according  to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities are generally valued at the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method, which is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. In the absence of market quotations or matrix-derived prices from the pricing service, fair value will be used to value the Portfolios. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

     Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Portfolio invested in foreign securities. You may not be able to redeem or purchase shares of an affected Portfolio during these times.

     The closing prices of domestic or foreign securities may not reflect their market values at the time a Portfolio calculates its NAV if an event that will affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the time as of which a Portfolio calculates its NAV. The Adviser or the Subadviser, where applicable, monitors developments in the marketplace for circumstances which may present a Significant Event. If the Adviser or the Subadviser, where applicable, determines that a Significant Event has occurred, then the relevant security will be valued using fair valuation methods determined by the Trustees.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Each Portfolio (except the Real Estate Securities Portfolio) will distribute annually to its shareholders substantially all of its net investment income and any net realized capital gains. The Real Estate Securities Portfolio will pay capital gain distributions, if any, at least annually and income dividends, if any, at least quarterly. A Portfolio's dividends and capital gain distributions will be reinvested automatically in additional shares of that Portfolio unless the Trust is notified in writing that the shareholder elects to receive dividends and/or capital gain distributions in cash.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES

     Each Portfolio contemplates declaring as dividends (sometimes referred to in this section as "distributions") each year all or substantially all of its taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares.

     Distributions attributable to a Portfolio's net capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), those distributions are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain a Portfolio recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

     Other Portfolio distributions, including amounts attributable to dividends, interest and the excess of net short-term capital gain over net long-term capital loss it earns or realizes, will generally be taxable as ordinary income. Under the 2003 Act, certain income dividends a Portfolio pays to individual shareholders are taxed at the 15% maximum rate applicable to net capital gain. This tax treatment applies to a shareholder only if he or she satisfies certain holding period and other requirements regarding his or her Portfolio shares and the dividends are attributable to "qualified dividend income" ("QDI") the Portfolio receives. For this purpose, QDI means dividends a Portfolio receives from U.S. corporations and "qualified foreign corporations," provided that the Portfolio satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. These special rules generally apply to taxable years beginning before January 1, 2009. Thereafter, a Portfolio's dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

     A portion of a Portfolio's dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      By law, each Portfolio must withhold 28% of distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you if you are an individual or other non-corporate shareholder and have not provided to the Trust a correct social security number or other taxpayer identification and 30% of distributions otherwise payable to you if you are subject to backup withholding for any other reason.

     Because the Micro Cap, Small Cap, Mid Cap and Growth Portfolios seek capital appreciation as opposed to current income, the Trust anticipates that most of the distributions from these Portfolios will be taxed as long-term capital gain. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Growth Portfolios) may be from ordinary income and the excess of net short-term capital gain over net long-term capital loss (which is taxed as ordinary income, and is not QDI, when received by shareholders) in amounts that exceed capital gain distributions, primarily as a result of high portfolio turnover. Distributions from the Real Estate Securities Portfolio are likely to represent both capital appreciation and income and thus are likely to constitute both capital gains and ordinary income; that Portfolio's dividend distributions that are attributable to dividends it receives from REITs generally will not be QDI.

     You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a distribution." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. This gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate enacted by the 2003 Act.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

SHAREHOLDER ACCOUNT INFORMATION

     Information regarding the Class B and Class II shares for each Portfolio is provided in this prospectus. Class B and II shares are no longer available for new investments from investors that did not own shares of such class as of August 20, 2002. Existing Class B and II shareholders as of August 20, 2002 may only receive additional Class B or II shares through dividend reinvestment.

CONTINGENT DEFERRED SALES CHARGES

     Certain Class B and II shares may be subject to a contingent deferred sales charge (CDSC). Class B shares are subject to a CDSC on shares redeemed within six years of buying them. The CDSC is equal to 4% if the shares are redeemed within the first two years of purchase, 3% for years 3 and 4, 2% for year 5, 1% of year 6 and 0% for year 7 and later.

     Class II shares are subject to a 1% CDSC for shares redeemed within 18 months of purchase.

     Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares purchased through reinvestment of dividends. To keep CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of those shares available, we will sell shares that have the lowest CDSC. For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the first day of that month.

     CDSC for Class B and II shares will generally be waived in the following cases:

o     Within one year of the shareholder's death or becoming disabled;
o Trustees of the Trust and other individuals, and their families, who are affiliated with the Trust; and
o To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

DISTRIBUTION AND SERVICE (12B-1) FEES

     Class B and II shares of each Portfolio have their own 12b-1 plan that permits them to pay for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets. Class B and II shares are subject to a distribution fee equal to 0.75% and an account maintenance and service fee equal to 0.25% pursuant to each 12b-1 plan.

     Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTOR

     Quasar  Distributors,  LLC  ("Distributor"),  distributes  each Portfolio's
shares  offered   herein.   The   Distributor,   an  affiliate  of  the  Trust's
administrator, transfer agent and custodian, receives fees under each Portfolio's Rule 12b-1 plans. Prior to November 25, 2002, AIG SunAmerica Capital Services, Inc. ("SACS") served as distributor for each Portfolio's shares offered herein. SACS, an indirect wholly owned subsidiary of AIG, may receive portions of any deferred sales charges assessed against Class B and II shares.

     The Distributor, at its expense, may from time to time provide compensation to broker dealers in connection with sales of shares of a Portfolio.

EXCHANGE PRIVILEGES

     Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Trust, except that shares of each Portfolio may not be exchanged for shares of the Micro Cap Portfolio or the Small Cap Portfolio. Exchange requests should be made by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

     Any exchange will be based on the net asset value of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio which you would like to exchange (contact the Trust at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made between Portfolios. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts.

     The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "Redemption of Shares by Telephone" below. An exchange into the same share class of another Portfolio of the Trust is a sale of shares and may result in capital gain or loss for income tax purposes.

     To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Trust, are using market timing strategies or making excessive exchanges. A Portfolio may also refuse any exchange order.

     CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call the Trust at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

     MULTI-PARTY CHECKS. The Trust may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Trust is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from fraudulent endorsement.

SYSTEMATIC WITHDRAWAL PLAN

     The Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum of 12% per year based on the value of the account at the time the Plan is established. To use this feature:

o    Make sure you have at least $5,000 worth of shares in your account;
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges and taxes);
o    Specify the payee(s) and amount(s);
o The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule;
o    Each withdrawal must be at least $50;
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months; and o Make sure your dividends and capital gains are being reinvested.

     You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.

SMALL ACCOUNTS

     If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

REDEMPTION OF SHARES

     Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

     Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. A $15 fee will be charged to shareholders for wire redemptions for Class B and II shares.

================================================================================
REDEEMING SHARES:    DESIGNED FOR:                  TO SELL SOME OR ALL OF YOUR
                                                    SHARES:

================================================================================

By Letter            Accounts of any type.          Write a letter of
                                                    instruction indicating the
[INSERT GRAPHIC]     Redemptions of $100,000 or     Portfolio name, the Fund
                     more, but less than            number, your share class,
                     $5,000,000, should be in       your account number, the
                     writing.                       names in which the account
                                                    is registered, and the

================================================================================
REDEEMING SHARES:    DESIGNED FOR:                  TO SELL SOME OR ALL OF YOUR
                                                    SHARES:

================================================================================

                     Redemptions of $5,000,000      dollar value or number of
                     or more for must be in         shares you wish to sell.
                     writing with a signature
                     guarantee.                     Include all signatures and
                                                    any additional documents
                                                    that may be required.

                                                    Mail the materials to:

                                                    Brazos Mutual Funds
                                                    c/o U.S. Bancorp Fund
                                                    Services, LLC
                                                    615 E. Michigan Street,
                                                    Third Floor
                                                    Milwaukee, WI  53202

                                                    A check will normally be
                                                    mailed on the next
                                                    business day to the
                                                    name(s) and address in
                                                    which the account is
                                                    registered, or otherwise
                                                    according to your letter
                                                    of instruction.

By Telephone         Most accounts.                 For automated service 24
                                                    hours a day using your
[INSERT GRAPHIC]     Redemptions of $100,000 or     touch-tone phone, dial
                     more, but less than            1-800-426-9157.
                     $5,000,000, should be in
                     writing.                       To place an order or to
                                                    speak to a representative
                     Redemptions of $5,000,000      from Brazos Mutual Funds,
                     or more must be in writing     call 1-800-426-9157 between
                     with a signature guarantee.    8:00 a.m. and 7:00 p.m.
                                                    (Central Time) on most
                                                    business days.

By Wire              Accounts of any type.          Fill out the "Telephone
                                                    Options" section of your new
[INSERT GRAPHIC]     Redemptions of $100,000 or     account application.
                     more, but less than
                     $5,000,000, should be in       Amounts of $1,000 or more
                     writing.                       will be wired on the next
                                                    business day.  A $15 fee
                     Redemptions of $5,000,000      will be deducted from your
                     or more must be in writing     account for Class B and II
                     with a signature guarantee.    shares.

By Exchange          Accounts of any type.          Review the current
                                                    prospectus for the Portfolio
[INSERT GRAPHIC]     Redemptions of any amount.     or the fund into which you
                                                    are exchanging.

                                                    Call 1-800-426-9157 to
                                                    request an exchange.

SIGNATURE GUARANTEES

     Signature guarantees are required for the following redemptions:

o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

o redemptions transmitted by federal wire transfer to a bank other than the bank of record;

o redemptions where the proceeds are to be sent to someplace other than the registered address;

o    share transfer requests;

o redemptions where a change of address request has been received within the past 15 days; or

o    redemption  requests that are $5,000,000 or more.


      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

OTHER REDEMPTION INFORMATION

     Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Trust may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

     If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

DELIVERY OF PROSPECTUSES AND SHAREHOLDER REPORTS

     In an effort to decrease costs, the Trust has reduced the number of duplicate prospectuses, annual and semi-annual shareholder reports you receive by sending only one copy of each to those addresses shared by two or more accounts. You may call toll-free at 1-800-426-9157 to request individual copies of these documents. Individual copies will be sent 30 days after receiving your request.

RETIREMENT PLANS

     Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

o    IRAs (including Roth IRAs);
o    employer-sponsored defined contribution plans (including 401(k) plans);
o    defined benefit plans; and
o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Portfolio shares also may be used in Coverdell Education Savings Accounts ("Coverdell ESAs").

     Qualified investors benefit from the tax-free compounding of income dividends and capital gain distributions in the plans and accounts. Application forms and brochures describing investments in the Portfolios for retirement plans and Coverdell ESAs can be obtained by calling the Trust at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

     The following tables show selected financial information for Class B and II shares outstanding of each of the Portfolios throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class B and II shares of a Portfolio (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.


                                                         SMALL CAP PORTFOLIO
                                                         -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            Net gain
                          Net Asset                        (loss) on         Total       Dividends   Distributions
                           Value,           Net           investments        from         from net        from
           Period         beginning      investment      (realized and    investment     investment     capital          Total
           Ended          of period       loss (1)        unrealized)     operations       income        gains       distributions
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Class B
      9/8/99 -
      11/30/99 (3)         $ 16.90        $ (0.09)         $ 1.68         $ 1.59           $ -            $ -             $ -
      11/30/2000             18.49          (0.37)           2.76           2.39             -          (1.94)          (1.94)
      11/30/2001             18.94          (0.30)          (0.93)         (1.23)            -          (0.62)          (0.62)
      11/30/2002             17.09          (0.31)          (4.03)         (4.34)            -              -               -
      11/30/2003             12.75          (0.24)           3.86           3.62             -              -               -
                                                                                                        Class II
      9/8/99 -
      11/30/99 (3)         $ 16.90        $ (0.08)         $ 1.68         $ 1.60           $ -            $ -             $ -
      11/30/2000             18.50          (0.36)           2.74           2.38             -          (1.94)          (1.94)
      11/30/2001             18.94          (0.30)          (0.94)         (1.24)            -          (0.62)          (0.62)
      11/30/2002             17.08          (0.41)          (3.93)         (4.34)            -              -               -
      11/30/2003             12.74          (0.24)           3.84           3.60             -              -               -



--------------------------------------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Ratio presented above represents expenses net of reimbursement.  Ratio of expenses to average net assets before expense reimbursements, as follows:


                                                    11/30/1999      11/30/2000    11/30/2001     11/30/2002     11/30/2003
                                                  ------------------------------------------------------------------------------

      Small Cap Portfolio Class B                   2.44%(4)         4.13%         2.83%          2.38%           2.06%
      Small Cap Portfolio Class II                  2.44%(4)         4.89%         2.83%          2.36%           2.06%



                                                         SMALL CAP PORTFOLIO
                                                         -------------------

------------------------------------------------------------------------------------------------------
                                                           Net          Ratio      Ratio of net
                              Net Asset                   Assets       of net       investment
                                Value,                    end of     expenses to     loss to
           Period               end of        Total       period       average       average     Portfolio
           Ended                period      return (2)   (000's)    net assets (5)  net assets    Turnover
------------------------------------------------------------------------------------------------------
      9/8/99 -
      11/30/99 (3)            $ 18.49      9.41%        $ 562          2.30% (4)     (2.12%) (4)     105%
      11/30/2000                18.94     11.92%        1,917          2.30%         (1.66%)         132%
      11/30/2001                17.09     (7.05%)       4,935          2.30%         (1.72%)          75%
      11/30/2002                12.75    (25.39%)       3,478          2.26%         (1.99%)         116%
      11/30/2003                16.37     28.39%        3,227          2.06%         (1.79%)         161%

      9/8/99 -
      11/30/99 (3)            $ 18.50      9.47%        $ 397          2.30% (4)     (2.11%) (4)     105%
      11/30/2000                18.94     11.86%        1,454          2.30%         (1.67%)         132%
      11/30/2001                17.08     (7.10%)       6,104          2.30%         (1.73%)          75%
      11/30/2002                12.74    (25.41%)       4,033          2.27%         (2.56%)         116%
      11/30/2003                16.34     28.26%        3,253          2.06%         (1.79%)         161%


--------------------------------------
(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Ratio presented above represents expenses net of reimbursement.  Ratio of expenses to average net assets before expense reimbursements, as follows:



                                                    11/30/1999      11/30/2000    11/30/2001     11/30/2002     11/30/2003
                                                  ------------------------------------------------------------------------------

      Small Cap Portfolio Class B                   2.44%(4)         4.13%         2.83%          2.38%           2.06%
      Small Cap Portfolio Class II                  2.44%(4)         4.89%         2.83%          2.36%           2.06%


BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

                                                  REAL ESTATE SECURITIES PORTFOLIO
                                                  --------------------------------

                                               NET GAIN
                 NET ASSET                     (LOSS) ON        TOTAL       DIVIDENDS      DISTRIBUTIONS
                   VALUE,         NET         INVESTMENTS        FROM        FROM NET          FROM
    PERIOD       BEGINNING     INVESTMENT    (REALIZED AND    INVESTMENT    INVESTMENT        CAPITAL           TOTAL
     ENDED       OF PERIOD     INCOME (1)     UNREALIZED)     OPERATIONS      INCOME           GAINS        DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS B
                                                               -------
9/8/99 -
  11/30/99 (3)     $ 8.80        $ 0.10          $ (0.73)      $ (0.63)      $ (0.12)        $     -            $ (0.12)
  11/30/2000         8.05          0.35             1.17          1.52         (0.28)              -              (0.28)
  11/30/2001         9.29          0.29             1.04          1.33         (0.33)              -              (0.33)
  11/30/2002        10.29          0.27             0.25          0.52         (0.29)              -              (0.29)
  11/30/2003        10.52          0.21             2.57          2.78         (0.23)          (0.91)             (1.14)

                                                               CLASS II
                                                               --------
9/8/99 -
  11/30/99 (3)     $ 8.80        $ 0.11          $ (0.74)      $ (0.63)      $ (0.12)        $     -            $ (0.12)
  11/30/2000         8.05          0.34             1.18          1.52         (0.28)              -              (0.28)
  11/30/2001         9.29          0.27             1.06          1.33         (0.33)              -              (0.33)
  11/30/2002        10.29          0.27             0.25          0.52         (0.29)              -              (0.29)
  11/30/2003        10.52          0.21             2.58          2.79         (0.23)          (0.91)             (1.14)

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                 11/30/1999     11/30/2000    11/30/2001    11/30/2002     11/30/2003
                                                -----------------------------------------------------------------------
   Real Estate Securities Portfolio Class B        2.48%(4)          7.15%         3.56%          2.49%         2.29%
   Real Estate Securities Portfolio Class II       2.48%(4)          8.79%         3.27%          2.47%         2.29%

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

                                                  REAL ESTATE SECURITIES PORTFOLIO
                                                  --------------------------------

                                                 NET         RATIO        RATIO OF NET
                    NET ASSET                  ASSETS        OF NET        INVESTMENT
                      VALUE,                   END OF     EXPENSES TO      INCOME TO
    PERIOD            END OF        TOTAL      PERIOD       AVERAGE         AVERAGE      PORTFOLIO
     ENDED            PERIOD      RETURN (2)   (000'S)   NET ASSETS (5)    NET ASSETS     TURNOVER
----------------------------------------------------------------------------------------------------


9/8/99 -
  11/30/99 (3)        $ 8.05       (7.20%)      $ 162       2.30% (4)      5.48% (4)        100%
  11/30/2000            9.29       19.14%         738       2.30%          3.90%             66%
  11/30/2001           10.29       14.52%       2,339       2.30%          2.96%             67%
  11/30/2002           10.52        4.99%       3,255       2.30%          2.49%             71%
  11/30/2003           12.16       29.41%       3,095       2.21%          2.02%            122%


9/8/99 -
  11/30/99 (3)        $ 8.05       (7.20%)      $ 143       2.30% (4)      5.61% (4)        100%
  11/30/2000            9.29       19.14%       1,016       2.30%          3.76%             66%
  11/30/2001           10.29       14.52%       2,441       2.30%          2.95%             67%
  11/30/2002           10.52        4.99%       2,810       2.30%          2.44%             71%
  11/30/2003           12.17       29.48%       2,376       2.21%          2.02%            122%

                                                 11/30/1999     11/30/2000    11/30/2001    11/30/2002     11/30/2003
                                                -----------------------------------------------------------------------
   Real Estate Securities Portfolio Class B        2.48%(4)          7.15%         3.56%          2.49%         2.29%
   Real Estate Securities Portfolio Class II       2.48%(4)          8.79%         3.27%          2.47%         2.29%

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

                                                          MICRO CAP PORTFOLIO
                                                          -------------------

                                            NET GAIN
                NET ASSET                  (LOSS) ON        TOTAL     DIVIDENDS   DISTRIBUTIONS                   NET ASSET
                 VALUE,        NET        INVESTMENTS       FROM       FROM NET        FROM                        VALUE,
    PERIOD      BEGINNING   INVESTMENT   (REALIZED AND   INVESTMENT   INVESTMENT     CAPITAL         TOTAL         END OF
     ENDED      OF PERIOD    LOSS (1)     UNREALIZED)    OPERATIONS     INCOME        GAINS      DISTRIBUTIONS     PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS B
                                                                      -------
5/1/01 -
  11/30/01 (3)  $ 19.51      $ (0.22)       $ (1.48)      $ (1.70)     $     -      $      -       $      -       $ 17.81
  11/30/2002    $ 17.81        (0.38)         (5.50)        (5.88)           -             -              -         11.93
  11/30/2003      11.93        (0.31)          7.00          6.69            -             -              -         18.62
                                                                      CLASS II
                                                                      --------
5/1/01 -
  11/30/01 (3)  $ 19.51      $ (0.21)       $ (1.49)      $ (1.70)     $    -       $      -       $     -        $ 17.81
  11/30/2002    $ 17.81        (0.38)         (5.50)        (5.88)          -              -             -          11.93
  11/30/2003      11.93        (0.31)          7.00          6.69           -              -             -          18.62

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement.  Ratio of expenses to average net assets before expense reimbursements, as follows:

                                    11/30/1999   11/30/2000   11/30/2001     11/30/2002     11/30/2003
                                  ----------------------------------------------------------------------
  Micro Cap Portfolio Class B               -           -       3.28%(4)         2.75%          2.46%
  Micro Cap Portfolio Class II              -           -       3.16%(4)         2.75%          2.46%

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

                               MICRO CAP PORTFOLIO
                               -------------------

                               NET         RATIO       RATIO OF NET
                             ASSETS       OF NET        INVESTMENT
                             END OF     EXPENSES TO       LOSS TO
    PERIOD        TOTAL      PERIOD       AVERAGE         AVERAGE     PORTFOLIO
     ENDED      RETURN (2)   (000'S)   NET ASSETS (5)   NET ASSETS     TURNOVER
--------------------------------------------------------------------------------
5/1/01 -
  11/30/01 (3)    (8.71%)   $12,609      2.55% (4)      (2.17%) (4)        71%
  11/30/2002     (33.02%)     4,465      2.55%          (2.36%)           134%
  11/30/2003      56.08%      5,361      2.43%          (2.25%)           155%


5/1/01 -
  11/30/01 (3)    (8.71%)   $15,147      2.55% (4)      (2.17%) (4)        71%
  11/30/2002     (33.02%)     5,149      2.55%          (2.36%)           134%
  11/30/2003      56.08%      5,374      2.43%          (2.25%)           155%


                                    11/30/1999   11/30/2000   11/30/2001     11/30/2002     11/30/2003
                                  ----------------------------------------------------------------------
  Micro Cap Portfolio Class B               -           -       3.28%(4)         2.75%          2.46%
  Micro Cap Portfolio Class II              -           -       3.16%(4)         2.75%          2.46%

BRAZOS MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

                                                 MULTI CAP PORTFOLIO
                                                 -------------------

                                                     NET GAIN
                       NET ASSET                    (LOSS) ON        TOTAL        DIVIDENDS   DISTRIBUTIONS
                        VALUE,         NET         INVESTMENTS        FROM        FROM NET         FROM
   PERIOD              BEGINNING    INVESTMENT    (REALIZED AND    INVESTMENT    INVESTMENT      CAPITAL          TOTAL
   ENDED               OF PERIOD     LOSS (1)      UNREALIZED)     OPERATIONS      INCOME         GAINS       DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
                                                     -------
5/1/01 -
  11/30/01 (3)         $ 16.82        $ (0.11)        $ (1.43)      $ (1.54)       $     -        $     -        $     -
  11/30/2002             15.28          (0.23)          (4.29)        (4.52)             -              -              -
  11/30/2003             10.76          (0.20)           2.88          2.68              -              -              -

                                                         Class II

5/1/01 -
  11/30/01 (3)         $ 16.82        $ (0.11)        $ (1.43)      $ (1.54)       $     -        $     -        $     -
  11/30/2002             15.28          (0.23)          (4.28)        (4.51)             -              -              -
  11/30/2003             10.77          (0.19)           2.85          2.66              -              -              -

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                       11/30/1999     11/30/2000     11/30/2001     11/30/2002      11/30/2003
                                    -----------------------------------------------------------------------------------
  Multi Cap Portfolio Class B                  -           -           4.00%(4)    2.37%           2.14%
  Multi Cap Portfolio Class II                 -           -           3.90%(4)    2.36%           2.14%

                                                 MULTI CAP PORTFOLIO
                                                 -------------------

                                                     NET         RATIO      RATIO OF NET
                       NET ASSET                   ASSETS       OF NET       INVESTMENT
                         VALUE,                    END OF     EXPENSES TO     LOSS TO
   PERIOD                END OF         TOTAL      PERIOD       AVERAGE       AVERAGE     PORTFOLIO
   ENDED                 PERIOD       RETURN (2)   (000'S)   NET ASSETS (5)  NET ASSETS    TURNOVER
-----------------------------------------------------------------------------------------------------
5/1/01 -
  11/30/01 (3)           $ 15.28       (9.16%)    $ 6,396      2.19% (4)     (1.40%) (4)     122%
  11/30/2002               10.76      (29.58%)      5,589      2.19%         (1.66%)         158%
  11/30/2003               13.44       24.91%       4,902      2.09%         (1.73%)         178%
`     Class II
5/1/01 -
  11/30/01 (3)           $ 15.28       (9.16%)    $ 6,974      2.19% (4)     (1.41%) (4)     122%
  11/30/2002               10.77      (29.52%)      4,725      2.19%         (1.66%)         158%
  11/30/2003               13.43       24.70%       3,224      2.09%         (1.73%)         178%

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                       11/30/1999     11/30/2000     11/30/2001     11/30/2002      11/30/2003
                                    -----------------------------------------------------------------------------------
  Multi Cap Portfolio Class B                  -           -           4.00%(4)    2.37%           2.14%
  Multi Cap Portfolio Class II                 -           -           3.90%(4)    2.36%           2.14%

                              FOR MORE INFORMATION

     You may obtain the following and other information on these Portfolios free of charge:

                       ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  PROVIDE THE PORTFOLIOS' MOST RECENT FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.

          STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 1, 2004

         PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND
              MANAGEMENT AND IS INCORPORATED BY REFERENCE INTO THIS
                                   PROSPECTUS.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:

                               Brazos Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202


                                      SEC:

         Text only versions of Company documents can be viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Trust information at the SEC Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov.


                Investment Company Act of 1940 File No. 811-07881

                               WWW.BRAZOSFUNDS.COM

                               BRAZOS MUTUAL FUNDS

                       Statement of Additional Information


                               dated April 1, 2004


      5949 Sherry Lane, Suite 1600                    General Marketing and
      Dallas, TX 75225                                Shareholder Information
                                                      (800) 426-9157



     Brazos Mutual Funds (the "Trust") is a mutual fund consisting of multiple investment portfolios. This Statement of Additional Information ("SAI") relates to: Classes N (formerly A of each Portfolio), B, II and Y shares of the Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Growth Portfolio, and Brazos Real Estate Securities Portfolio; and Classes N (formerly A, B and II) and Y shares of Brazos Mid Cap Portfolio (each a "Portfolio"). Each Portfolio has a distinct investment objective and strategy.

     This SAI is not a Prospectus, but should be read in conjunction with the relevant Trust Prospectus dated April 1, 2004. To obtain a Prospectus or the Trust's annual and semi-annual reports free of charge, please call the Trust at
(800) 426-9157 or write the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE


HISTORY OF THE PORTFOLIOS......................................................1
INVESTMENT OBJECTIVES AND POLICIES.............................................1
INVESTMENT RESTRICTIONS.......................................................19
TRUSTEES AND OFFICERS.........................................................20
ADVISER, PERSONAL TRADING, DISTRIBUTOR AND ADMINISTRATOR......................29
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................40
ADDITIONAL INFORMATION REGARDING THE SHARES...................................43
ADDITIONAL INFORMATION REGARDING PURCHASES OF CLASS N AND Y SHARES............47
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................48
EXCHANGE PRIVILEGE............................................................49
DETERMINATION OF NET ASSET VALUE..............................................50
PERFORMANCE DATA..............................................................50
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................59
RETIREMENT PLANS..............................................................62
DESCRIPTION OF SHARES.........................................................63
PROXY VOTING POLICIES AND PROCEDURES..........................................65
ADDITIONAL INFORMATION........................................................65
FINANCIAL STATEMENTS..........................................................65
Appendix A...................................................................A-1


      No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This SAI and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

      The Trust is a Delaware statutory trust which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                            HISTORY OF THE PORTFOLIOS

      The Trust was organized as a Delaware statutory trust on October 28, 1996. The Trust's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Each Portfolio is a diversified open-end management investment company except for the Real Estate Securities Portfolio, which is not diversified.

      Currently, shares of the Small Cap Portfolio are offered only to (i) existing shareholders, (ii) qualified retirement plans and their participants and (iii) certain institutional customers, in the discretion of management. Persons who are shareholders of other Portfolios of the Trust are not permitted to acquire shares of the Small Cap Portfolio by exchange. Distributions to all shareholders of the Small Cap Portfolio will continue to be reinvested in additional shares of the Portfolios unless a shareholder has elected otherwise. John McStay Investment Counsel, L.P. (the "Adviser"), the investment adviser for the Trust, reserves the right to reopen the Small Cap Portfolio to new investments at any time or to further restrict sales of the shares. In addition, the Trust reserves the right to reject purchase orders for any Portfolio when, in the judgment of management, the rejection is in the best interest of the Trust.


                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives and policies of the Portfolios are described in the Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described in the Prospectuses and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

      ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

      A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, among other things, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. Government, its agencies or instrumentalities in a private placement.

      Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes
Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

      REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to the repurchase price, including accrued interest, or 102% of the repurchase price if such securities mature in more than one year. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

      REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "INVESTMENT RESTRICTIONS."

      FIXED INCOME SECURITIES. Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, mainly obligations issued by governments and money market instruments, without regard to the maturities of such securities.

      Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

      The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

      "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") (AAA, AA, A or BBB) or by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

      Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

      SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. For temporary defensive purposes, each Portfolio, except as described below, may invest up to 100% of its total assets in fixed income securities, including money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

      Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Portfolios may invest:

           U.S. GOVERNMENT SECURITIES. See "U.S Government Securities" below.

           COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Portfolio's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Portfolios will generally purchase commercial paper only of companies of medium to large capitalizations (I.E., $1 billion or more).

           CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

           Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

           CORPORATE OBLIGATIONS. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see "COMMERCIAL PAPER" above.

           REPURCHASE AGREEMENTS.  See "Repurchase Agreements" above.

      U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. Government to be paid in full.

      Each Portfolio also may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

      Each Portfolio also may invest in securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

      INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, the Small Cap Portfolio and the Micro Cap Portfolio will invest, and the other Portfolios may invest, in the securities of small and micro cap companies. Micro cap generally refers to a capitalization of $600 million or lower or a capitalization of companies represented in the lower 50% of the Russell 2000 Index. Small cap generally refers to a capitalization of $500 million to $2.5 billion or a capitalization of companies represented in the Russell 2000 Index.

These  securities may have a limited trading market,  which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

      Companies with market capitalization of $2.5 billion to $12 billion or the capitalization of companies represented in the Russell Mid-Cap Index ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Mid Cap Portfolio will invest, and the other Portfolios may invest, in the securities of mid-cap companies.

      WARRANTS AND RIGHTS. Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Portfolio will either segregate the securities sold or liquid assets of a comparable value.

      A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

      To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purpose of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Portfolio.

      When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and failing prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Portfolio's investment portfolio, each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

      Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.

      A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at a Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Any percentage limitations regarding investments in foreign securities do not include investments in ADRs, EDRs and GDRs.

      To the extent applicable, each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

      Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than in the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide potentially higher rates of return to investors.

      The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Because a Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of a Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.

      LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

      Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

      DERIVATIVES STRATEGIES. Each Portfolio may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

      Each Portfolio also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

      HEDGING STRATEGIES. For hedging purposes or as a temporary maneuver, each Portfolio, except as described below, may also use: interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts, together with obligations to purchase options, would exceed 20% of its total assets.

      A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Portfolio's portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

      OPTIONS

      OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on futures contracts, equity and debt securities.

      When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

      A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency
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

covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

      OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") that determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      FUTURES AND OPTIONS ON FUTURES

      FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      OPTIONS ON FUTURES. As noted above, certain Portfolios may purchase and write options on Futures. (Unless otherwise specified, options on Futures are collectively referred to as "Options on Futures.")

      The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. If such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

      FORWARD CONTRACTS

      Each Portfolio may enter into Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon entering or terminating a Forward Contract.

      A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Portfolio will not speculate with Forward Contracts or foreign currency exchange rates.

      A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend or interest payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolios may also hedge investments denominated in a foreign currency by entering into Forward Contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

      A Portfolio will cover outstanding Forward Contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of using Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

      The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

      An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

      REGULATORY ASPECTS OF HEDGING INSTRUMENTS

      Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the

      Commodity Exchange Act, as amended (the "CEA"), which excludes the Portfolio or the Adviser from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) ("CPO") if it complies with the CFTC Rule. Thus, each Portfolio is operated by a person that has claimed an exclusion from the CPO definition and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

      In addition, a Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate "notional value" of non-hedging transactions exceeds the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Portfolio intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      POSSIBLE RISK FACTORS IN HEDGING

      Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used.

      In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets.

Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

      If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

      SHORT SALES. Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

      A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

      No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed 2% of the value of a Portfolio's net equity or if such securities would constitute more than 2% of any class of the issuer's securities.

      Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

      Each Portfolio may make "short sales against the box." A short sale is effected by selling a security that the Portfolio does not own. A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

      PORTFOLIO TURNOVER. The annual portfolio turnover rate for each Portfolio may exceed 100%. For the fiscal year ended November 30, 2003, the annual portfolio turnover rate for: the Micro Cap Portfolio was 155%; the Small Cap

Portfolio was 161%; the Mid Cap Portfolio was 172%; the Growth Cap Portfolio was 178%; and the Real Estate Securities Portfolio was 122%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES" for information on taxation. The tables set forth in the "Financial Highlights" section of each Prospectus present the historical turnover rates for the Portfolios.

      INVESTMENT COMPANIES' SECURITIES. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of a Portfolio's total assets may be invested in securities of any one investment company, nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

      FUTURE DEVELOPMENTS. Each Portfolio may invest in types of securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectuses and SAI will be amended or supplemented as appropriate to discuss any such new investments.


                             INVESTMENT RESTRICTIONS

      Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

      Under the following fundamental restrictions, no Portfolio may:

(1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof) (the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);

(2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);

(3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

(4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(5)   invest in physical commodities or contracts on physical commodities;

(6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

(7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and
(iii) as otherwise permitted by exemptive order of the Commission;

(8)   underwrite the securities of other issuers;

(9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

(10) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

(11)  purchase on margin except as specified in (10) above;

(12) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

(13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry (except for the Real Estate Securities Portfolio as described below); provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when a Portfolio adopts a temporary defensive position.

      The Real Estate Securities Portfolio adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry.

                              TRUSTEES AND OFFICERS

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Amended and Restated Declaration of Trust ("Declaration of Trust"). Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." The principal business address of each Trustee and officer of the Trust, unless otherwise noted is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225.

      Each trustee holds office for the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed and a successor is elected and qualified. Each officer shall serve at the pleasure of the Board of Trustees for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustee in accordance with the Trust's By-laws; or (c) the Trust terminates.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                             POSITION(S)      LENGTH      PRINCIPAL                 IN FUND          OTHER
NAME,                        HELD             OF          OCCUPATION(S)             COMPLEX          DIRECTORSHIPS
ADDRESS                      WITH             TIME        DURING PAST               OVERSEEN BY      HELD BY
AND DATE OF BIRTH            TRUST            SERVED      5 YEARS                   TRUSTEE (1)      TRUSTEE (2)

INDEPENDENT TRUSTEES
George W. Gau (6/6/47)       Trustee          Since       Dean,  McCombs School of  5                None
8009 Long Canyon Drive                        1999        Business,   since  2002,
Austin, Texas  78730                                      Professor   of   Finance
                                                          and  George  S.   Watson
                                                          Centennial  Professor in
                                                          Real    Estate,    since
                                                          1988,   and  J.   Ludwig
                                                          Mosle         Centennial
                                                          Memorial   Professor  in
                                                          Investments   and  Money
                                                          Management,  since 1996,
                                                          McCombs     School    of
                                                          Business,  University of
                                                          Texas     at     Austin.
                                                          Chairman  of the  Board,
                                                          The    MBA    Investment
                                                          Fund,   L.L.C.,    since
                                                          1994,      a     private
                                                          investment       company
                                                          managed   by    business
                                                          students.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                             POSITION(S)      LENGTH      PRINCIPAL                 IN FUND          OTHER
NAME,                        HELD             OF          OCCUPATION(S)             COMPLEX          DIRECTORSHIPS
ADDRESS                      WITH             TIME        DURING PAST               OVERSEEN BY      HELD BY
AND DATE OF BIRTH            TRUST            SERVED      5 YEARS                   TRUSTEE (1)      TRUSTEE (2)

John J. Massey (8/6/39)      Trustee          Since       Private Investor.         5                Corporate  director:  American
                                              1996                                                   Amicable    Life     Insurance
                                                                                                     Company,    Hill    Bancshares
                                                                                                     Holdings,  Inc., FSW Holdings,
                                                                                                     Inc.,      Occidental     Life
                                                                                                     Insurance   Company  of  North
                                                                                                     Carolina,   Pioneer   American
                                                                                                     Insurance     Company,     and
                                                                                                     Central    Texas    Bankshares
                                                                                                     Holdings, Inc.



David M. Reichert (6/18/39)  Trustee          Since       Private Investor.         5                None
7415 Stonecrest Drive                         1996
Dallas, Texas  75254

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                             POSITION(S)      LENGTH      PRINCIPAL                 IN FUND          OTHER
NAME,                        HELD             OF          OCCUPATION(S)             COMPLEX          DIRECTORSHIPS
ADDRESS                      WITH             TIME        DURING PAST               OVERSEEN BY      HELD BY
AND DATE OF BIRTH            TRUST            SERVED      5 YEARS                   TRUSTEE (1)      TRUSTEE (2)
INTERESTED TRUSTEE


Wayne G. Willems             Chairman of      Since       Managing Partner of       5                None
(8/2/59) (3)                 the Board,       2003        John McStay Investment
                             President,                   Counsel, L.P., since
                             Chief                        2001; Managing Director
                             Financial                    and Portfolio Manager
                             Officer and                  of John McStay
                             Treasurer                    Investment Counsel,
                                                          L.P. since 1983.


OFFICERS

Patti Almanza (4/16/63)      Secretary,       Since       Compliance Officer,       N/A              N/A
                             Vice             2002        John McStay Investment
                             President and                Counsel, L.P., since
                             Chief                        1991.
                             Compliance
                             Officer



Michael R. McVoy (8/8/57)    Anti-Money       Since       Senior Vice President,    N/A              N/A
615 E. Michigan Street       Laundering       2003        U.S. Bancorp Fund
Milwaukee, WI  53202         Compliance                   Services, LLC and Vice
                             Officer                      President, U.S. Bank
                                                          N.A. since 1986.


------------------------

      (1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (5 portfolios).

      (2) Directorships of companies required to report to the Commission under the Exchange Act (i.e., "public companies") or other investment companies registered under the 1940 Act.

      (3) Mr. Willems is considered to be an Interested Trustee because he serves as an officer of the Trust and is a partner and manager of the Adviser.

      STANDING BOARD COMMITTEES

      The Board of Trustees has established two committees, the Audit and Fund Governance Committees. The Audit Committee annually considers the engagement and compensation of the Trust's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee consists of the three Independent
Trustees. The Audit Committee met two times during the fiscal year ended November 30, 2003.

      The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees, and for periodically reviewing Board governance procedures, Board composition and the compensation of Board members including the Board retirement policy. The Fund Governance Committee also periodically reviews Trust management, operations, contracts between the Trust and its service providers and related matters, and monitors the performance of legal counsel employed by the Trust and the Independent Trustees. The Fund Governance Committee consists of the three Independent Trustees. There were four meetings of the Fund Governance Committee during the fiscal year ended November 30, 2003.

      TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

      The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of February 29, 2004.

     INDEPENDENT         DOLLAR RANGE      DOLLAR RANGE     DOLLAR       DOLLAR          DOLLAR
     TRUSTEES              OF EQUITY         OF EQUITY      RANGE OF     RANGE OF       RANGE OF
                         SECURITIES IN      SECURITIES      EQUITY       EQUITIES       EQUITIES
                         THE MICRO CAP     IN THE SMALL     SECURITIES   IN THE          IN THE
     NAME OF               PORTFOLIO       CAP PORTFOLIO    IN THE       REAL            GROWTH
     TRUSTEE                                                MID CAP      ESTATE         PORTFOLIO
                                                            PORTFOLIO    SECURITIES
                                                                         PORTFOLIO
     George W. Gau        $0-10,000
     John H. Massey                                                      $>100,000
     David M.             $>100,000          $>100,000      $50,000-                   $>100,000
     Reichert                                               100,000

     INTERESTED          DOLLAR RANGE      DOLLAR RANGE     DOLLAR       DOLLAR          DOLLAR
     TRUSTEE               OF EQUITY         OF EQUITY      RANGE OF     RANGE OF       RANGE OF
                         SECURITIES IN      SECURITIES      EQUITY       EQUITIES       EQUITIES
                         THE MICRO CAP     IN THE SMALL     SECURITIES   IN THE          IN THE
     NAME OF               PORTFOLIO       CAP PORTFOLIO    IN THE       REAL            GROWTH
     TRUSTEE                                                MID CAP      ESTATE         PORTFOLIO
                                                            PORTFOLIO    SECURITIES
                                                                         PORTFOLIO

     Wayne G.             $>100,000                         $>100,000    $>100,000     $>100,000
     Willems

     ------------------------------
     Includes the aggregate value of shares  beneficially  owned by each Trustee in the Portfolios as of  December  31,  2003.  These are the only  Portfolios  overseen  by the  Trustee  in the Fund
     Complex.

      As of December 31, 2003, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

      The Trust pays each Trustee, who is not also an officer or affiliated person, a $2,200 quarterly retainer fee per Portfolio which currently amounts to $11,000 per quarter. In addition, each unaffiliated Trustee receives a fee of $5,000 per regular Board meeting, $3,000 per in-person special Board meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons of the Trust receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by either the Adviser or the Administrator (as defined below) and receive no compensation from the Trust. The following table shows aggregate compensation paid to each of the Trustees for the fiscal period ended November 30, 2003.

                               COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                           AGGREGATE       BENEFITS ACCRUED         ESTIMATED
    NAME OF PERSON        COMPENSATION     AS PART OF TRUST      ANNUAL BENEFITS
       POSITION          FROM TRUST(*)         EXPENSES          UPON RETIREMENT
       --------          -------------         --------          ---------------

INDEPENDENT TRUSTEES:

George W. Gau               $65,500               -0-                  -0-

John H. Massey              $65,500               -0-                  -0-

David M. Reichert           $65,500               -0-                  -0-


INTERESTED TRUSTEE:

Wayne G. Willems              -0-                 -0-                  -0-


 * These are the only Portfolios overseen by the Trustees in the Fund Complex.

      PRINCIPAL HOLDERS OF SECURITIES

      As of February 29, 2004, the Trustees and officers of the Trust, except Wayne Willems, owned in the aggregate less than 1% of each class of the Trust's total outstanding shares. Mr. Willems has a beneficial interest in a trust that owns approximately 5.81% of the Real Estate Securities Portfolio's Class Y shares and approximately 5.62% of the Growth Portfolio's Class Y shares.

      The following shareholders owned of record or beneficially 25% or more of the indicated Portfolio's shares outstanding as of February 29, 2004:


 ----------------------------------------------------------------------------
 FUND                   NAME OF 25% SHAREHOLDER            PERCENT OWNERSHIP
 ----                   -----------------------            -----------------
 ----------------------------------------------------------------------------

 BRAZOS GROWTH          American Home Assurance Co.              44.9%


      The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio's class of shares outstanding as of February 29, 2004:

--------------------------------------------------------------------------------
FUND                CLASS    NAME OF 5% SHAREHOLDER            PERCENT OWNERSHIP
----                -----    ----------------------            -----------------
--------------------------------------------------------------------------------

BRAZOS MICRO CAP      N      Wells Fargo Bank West NA               10.27%
                             Custodian FBO City of Austin
                             Deferred Compensation Plan

                      N      Merrill Lynch, Pierce, Fenner &         7.78%
                             Smith, Inc. for the Sole Benefit
                             of its Customers

                      Y      Charles Schwab & Co. Inc. Special      21.62%
                             Custody Account for the exclusive
                             benefit of customers

                      Y      R D Hubbard                             6.73%

                      Y      South Carolina Deferred                 5.73%
                             Compensation Commission

BRAZOS SMALL CAP      N      AMVESCAP National Trust Co.            36.58%
                             Trustee FBO REA Magnet Wire
                             Company, Inc. Employee Retirement
                             Savings Plan

                      N      Charles Schwab & Co., Inc.             13.22%
                             Special Custody Account for the
                             Exclusive Benefit of Customers

                      N      AMVESCAP National Trust Co.             7.24%
                             Trustee FBO REA Magnet Wire
                             Company, Inc. Union Employee
                             Retirement Savings Plan

                      B      Merrill Lynch, Pierce, Fenner &         5.92%
                             Smith, Inc. for the Sole Benefit
                             of its Customers

                      II     Pershing LLC                            7.09%

                      Y      Bost & Co                               5.95%

                      Y      Vanguard Fiduciary Trust Co.            5.87%

                      Y      Charles Schwab & Co., Inc.              5.02%
                             Special Custody Account for the
                             Exclusive Benefit of Customers

BRAZOS MID CAP        N      American Home Assurance Co.            93.83%

                      Y      Evelyn G. Lipper                        6.52%
                             c/o Gross & Co.

BRAZOS REAL ESTATE    B      Merrill Lynch, Pierce, Fenner &        13.16%
SECURITIES                   Smith, Inc. for the Sole Benefit
                             of its Customers

                      II     Pershing LLC                            7.12%

                      II     Raymond James & Associates Inc.         5.52%
                             FBO Conner Trust

                      Y      Northern Trust Company                 24.87%
                             Trustee FBO Silicon Graphics

                      Y      Fidelity Investments Agent for         15.79%
                             Certain Employee Benefit Plans

                      Y      Charles Schwab & Co., Inc.             12.22%
                             Special Custody Account for the
                             Exclusive Benefit of Customers

                      Y      Northern Trust Company                  5.81%
                             Trustee FBO Wayne and Grace
                             Willems Management Trust

                      Y      Meredith College                        5.27%

BRAZOS GROWTH         N      American Home Assurance Co.            92.16%

                      B      UBS Financial Services Inc. FBO         5.29%
                             C. Rob Marcum

                      II     Merrill Lynch, Pierce, Fenner &         8.44%
                             Smith, Inc. for the Sole Benefit
                             of its Customers

                      Y      R D Hubbard                             9.28%

                      Y      John McStay and Ellen McStay            8.28%

                      Y      Morning Star Family LP                  6.15%

                      Y      Fred and Christine Armstrong            6.07%
                             Foundation

                      Y      Northern Trust Company Trustee          5.62%
                             FBO Wayne and Grace Willems
                             Management Trust

                      Y      US Bank NA Custodian                    5.03%
                             FBO Suzann M Marney


                     ADVISER, SUBADVISER, PERSONAL TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

      THE ADVISER. The Adviser, which was formed in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. The Adviser acts as adviser to each of the Portfolios (except the Real Estate Securities Portfolio) pursuant to
(i) the Investment Advisory Agreements dated June 25, 1999, as amended, between the Adviser and the Trust, on behalf of the Micro Cap Portfolio, Small Cap Portfolio, and Growth Portfolio, and (ii) the Investment Advisory Agreement dated October 14, 1999, as amended, between the Adviser and the Trust, on behalf of the Mid Cap Portfolio (together, the "Advisory Agreements"). The Adviser acts as adviser to the Real Estate Securities Portfolio pursuant to an Interim Investment Advisory Agreement dated January 22, 2004 (and effective January 26,
2004) ("Interim Advisory Agreement") that was approved by the Trustees in accordance with Rule 15a-4 under the 1940 Act. Under that rule, the Interim Advisory Agreement typically will terminate by June 24, 2004. Thus, the Trustees have requested that the shareholders of the Real Estate Securities Portfolio approve a new investment advisory agreement on behalf of that Portfolio. Prior to January 26, 2004, the Adviser served as the adviser for the Real Estate Securities Portfolio pursuant to the Investment Advisory Agreement dated June 25, 1999, as amended, that was terminated effective on January 26, 2004.

      On June 30, 1999, the Adviser reorganized and completed the sale of an 80% interest in the Adviser to American International Group, Inc. ("AIG") resulting in the Adviser becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of the Adviser. AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and retirement services and asset management.

      As of December 31, 2003, JMIC had $3.4 billion in assets under management. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

      Under the Advisory Agreements, the Adviser manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees.

      Except to the extent otherwise specified in the Advisory Agreements, a Portfolio pays, or causes to be paid, all other expenses of the Trust and each of the Portfolios, including, without limitation, brokerage commissions and all other costs of the Trust's operation.

      As compensation for services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

        Micro Cap Portfolio.....................................1.20%
        Small Cap Portfolio.....................................0.90%
        Mid Cap Portfolio.......................................0.75%
        Growth Portfolio........................................0.75%

      Under the Interim Advisory Agreement, the Adviser serves as manager and investment adviser for the Real Estate Securities Portfolio and provides portfolio management oversight of the Portfolio's assets managed by the Subadviser, rather than directly managing the Portfolio's assets. As compensation for services rendered by the Adviser under the Interim Advisory Agreement, the Real Estate Securities Portfolio pays the Adviser an annual management fee of 0.40% of the Portfolio's average daily net assets.

      The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The annual net expense ratio for each class of each Portfolio is:

   PORTFOLIO          CLASS N          CLASS B         CLASS II        CLASS Y


   Micro Cap          1.90%            2.55%           2.55%           1.60%
   Small Cap          1.65%            2.30%           2.30%           1.35%
   Mid Cap            1.55%            2.20%           2.20%           1.20%
   Real Estate        1.65%            2.30%           2.30%           1.25%
   Securities
   Growth             1.55%            2.20%           2.20%           1.20%

      The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

      With respect to the Real Estate Securities Portfolio, the Adviser has entered into an Interim Investment Subadvisory Agreement ("Interim Subadvisory Agreement") with AIG Global Investment Corp. (the "Subadviser"). The Interim Subadvisory Agreement, dated January 22, 2004 (and effective January 26, 2004), was approved by the Trustees in accordance with Rule 15a-4 under the 1940 Act. Under that rule, the Interim Subadvisory Agreement typically will terminate by June 24, 2004. Thus, the Trustees have requested that the shareholders of the Real Estate Securities Portfolio approve a new investment subadvisory agreement on behalf of that Portfolio.

      Under the Interim Subadvisory Agreement, the Subadviser provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser. The Subadviser is compensated by the Adviser (and not by the Real Estate Securities Portfolio) from the fees the Portfolio pays to the Adviser.

      THE SUBADVISER. The Subadviser is an SEC-registered investment adviser with its principal place of business located at 175 Water Street, 25th Floor, New York, New York 10038. The Subadviser is an indirect wholly-owned subsidiary of AIG. The Subadviser is an affiliate of the Adviser and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including the Subadviser), which provide advice, investment products and asset management services to clients around the world. As of December 31, 2003, AIGGIG managed $395 billion of which $337 billion relates to AIG affiliates and $58 billion relates to client assets. These figures do not include assets sub-advised to third party managers. The Subadviser has extensive experience in providing indexing services to clients. As of February 27, 2004, AIGGIG had approximately $7 billion of assets under management in client accounts that trace a particular index.

      The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreements for the fiscal years ended November 30, 2003, 2002, and 2001.


                                  ADVISORY FEES

                                       ADVISORY FEES*                  ADVISORY FEES WAIVED
                                  -------------------------        ----------------------------
   PORTFOLIO                 2003         2002        2001         2003        2002        2001

   Micro Cap Portfolio       $2,415,148   $3,563,493  $3,061,414   $0          $0          $0

   Small Cap Portfolio       $6,532,566   $7,878,572  $8,120,016   $0          $0          $0

   Mid Cap Portfolio         $994,953     $738,697    $506,326     $0          $0          $0

   Real Estate Securities    $1,180,712   $1,573,771  $1,751,527   $0          $0          $0
   Portfolio

   Growth Portfolio          $728,341     $1,005,394  $696,751     $0          $0          $0

        ---------------------------------------------------------------------------------


      *  Without   giving   effect  to   contractual   fee  waivers  or  expense
reimbursements.


      The following tables set forth the expense reimbursements made to the Portfolios by the Adviser, the Administrator and/or AIG SunAmerica Asset Management Corp. ("SAAMCo") for the fiscal years ended November 30, 2003, 2002, and 2001.

                             EXPENSE REIMBURSEMENTS

                                      2003
                                      ----

PORTFOLIO                  CLASS N       CLASS B       CLASS II        CLASS Y
--------------------------------------------------------------------------------
Micro Cap Portfolio        $2,008        $1,097        $1,213          $42,880
Small Cap Portfolio        $0            $0            $0              $0
Mid Cap Portfolio          $342          n/a           n/a             $1,366
Real Estate Securities
Portfolio                  $2,575        $2,432        $1,959          $74,078
Growth Portfolio           $14,664       $2,073        $1,504          $20,210

                             EXPENSE REIMBURSEMENTS

                                      2002
                                      ----

PORTFOLIO                  CLASS N       CLASS B       CLASS II        CLASS Y
--------------------------------------------------------------------------------

Micro Cap Portfolio        $45,348       $21,235       $24,302         $0
Small Cap Portfolio        $2,078        $6,442        $7,189          $0
Mid Cap Portfolio          $5,421        $10,693       $10,317         $0
Real Estate Securities     $7,328        $6,883        $6,486          $24
Portfolio
Growth Portfolio           $11,429       $16,135       $15,251         $0


                                 EXPENSE REIMBURSEMENTS

                                      2001
                                      ----

PORTFOLIO                  CLASS A       CLASS B       CLASS II        CLASS Y
--------------------------------------------------------------------------------

Micro Cap Portfolio        $69,035       $50,365       $49,319         $20
Small Cap Portfolio        $32,465       $16,627       $16,035         $0
Mid Cap Portfolio          $9,037        $30,530       30,469          $18,498
Real Estate Securities     $15,489       $16,282       $16,216         $0
Portfolio
Growth Portfolio           $27,060       $34,057       $34,845         $549


      ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS

      At a meeting held on November 12, 2003, the Board of Trustees of the Trust, including the Independent Trustees, considered and approved the continuation of the Trust's Advisory Agreements with the Adviser with respect to each Portfolio for an additional one-year period. In connection with its consideration of the Advisory Agreements, counsel prepared, on behalf of the Board, a due diligence request that was presented to the Adviser. Responses to these requests were provided to the Board prior to, and considered at, the November 12, 2003 meeting.

      In considering the Advisory Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) a report comparing the advisory fees and total expense ratio of each Portfolio to Lipper data on industry and peer group averages; (2) a report on fee waivers and the commitment of the Adviser to continue waiving or reimbursing certain Portfolio expenses; (3) reports comparing the performance of each Portfolio to (i) the performance of its applicable indices, and (ii) the performance of funds in the Portfolio's peer group; (4) a report comparing each Portfolio's expense ratio to those of a select number of comparable funds; (5) a report showing (i) the growth or decline of net assets of each Portfolio over the past year and (ii) the growth or decline in sales of Portfolio shares over the past year; (6) a report on the Adviser's profitability related to providing advisory services to the Trust and each Portfolio after taking into account (i) advisory fees and any other benefits realized by the Adviser as a result of the Adviser's role as adviser to the Trust and (ii) the direct and indirect expenses incurred by the Adviser in providing such advisory services to the Trust; (7) a report on soft dollar commissions, which included information on total commissions paid for each Portfolio and information on the types of research and services obtained by the Adviser in connection with soft dollar commissions; and (8) recent personnel developments at the Adviser, the continued commitment of key personnel at the Adviser to continue to provide the Trust with a high level of service, the continued commitment of the Adviser's primary corporate and other owners to having the Adviser serve as investment adviser to the Trust, and the Adviser's continued commitment to upholding a high standard of compliance with applicable laws and regulations. The Trustees also considered the nature and quality of the services that the Adviser has provided to the Trust since the Trust's inception.

      The Board concluded that it believes the Advisory Agreements to be fair and in the best interests of each Portfolio's shareholders. In reaching this conclusion, the Board noted that: (1) the management fees and total expense ratios for each Portfolio compare favorably against the industry and peer group averages (the fees were either slightly higher, the same or less than the industry and peer group averages); (2) the Adviser remains committed to waiving or reimbursing expenses to the Portfolios so that total annual expenses do not exceed a certain amount; (3) that short and longer-term performance for each Portfolio (except the Small Cap Portfolio) compares favorably against the performance of the relevant benchmark index and peer groups; (4) the profits to the Adviser are fair and reasonable based on the expenses the Adviser incurs and the services provided; (5) the Adviser had the capabilities, resources and personnel necessary to manage the Trust; (6) the personnel of the Adviser are committed to continuing to provide quality services to the Trust; (7) the Adviser's primary corporate and other owners are committed to having the Adviser continue serving the Trust as its investment adviser, and the Adviser is committed to upholding a high standard of compliance with applicable laws and regulations; and (8) the Adviser has consistently provided high quality services to the Trust since the Trust's inception.

      The   Adviser   presented   information   to  the  Board   regarding   the
underperformance of the Small Cap Portfolio with respect to short-term and longer-term performance when compared against the benchmark index and comparable funds. The Adviser explained that during the past year, those small cap securities that performed best were typically ones of less-seasoned companies with either low quality rating or little earnings. The Adviser generally does not invest in these types of companies and, thus, the Portfolio's performance was less than the relevant index. The Board considered this information and concluded that the Portfolio's performance, in light of its investment style, compared favorably against the benchmark index.

      Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Trust to continue the Advisory Agreements with the Adviser for an additional one-year period.

      Under the terms of each Advisory Agreement, each Advisory Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. Each Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Adviser. Each Advisory Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of each Advisory Agreement, the Adviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent (as defined herein) or other person for marketing, shareholder servicing, record keeping and/or other services performed with respect to the Trust or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

      APPROVAL OF THE INTERIM ADVISORY AGREEMENT AND A NEW ADVISORY AGREEMENT WITH RESPECT TO THE REAL ESTATE SECURITIES PORTFOLIO

      During its November 12, 2003 regular meeting, the Board also held preliminary discussions with the Adviser regarding certain recommended changes to the Real Estate Securities Portfolio to operate the Portfolio as an index fund and to retain a subadviser to provide day-to-day discretionary management of the Portfolio's assets. At a special in person meeting on January 14, 2004, the Board formally considered and approved the recommended changes and related advisory agreements. In connection with its consideration of the advisory agreements, counsel prepared, on behalf of the Board, a due diligence request that was presented to the Adviser and to the Subadviser. Responses to these requests were provided to the Board prior to, and considered at, the January 14, 2004 meeting.

      In considering the Interim Advisory Agreement and a new Advisory Agreement with respect to the Real Estate Securities Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the services now being provided by the Adviser; (2) the nature, quality, and scope of such services as well as the Portfolio's investment performance; (3) the nature and scope of the services to be provided to the Portfolio by the Adviser under both agreements;
(4) the ability of the Adviser to provide such services; (5) the potential effect of the agreements on shareholders; and (6) the Portfolio's prior performance and the performance of the Morgan Stanley REIT Index, the index to which the Portfolio would seek to track. The Board reviewed the proposed fees payable to the Adviser under the Advisory Agreement. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

      The Board concluded that it believes that both the Interim Advisory Agreement and the new Advisory Agreement are fair and in the best interests of Portfolio shareholders. In reaching this conclusion, the Board noted: (1) the decrease in the management fee payable to the Adviser due to the decision to operate the Portfolio as an index fund; (2) that the proposed fees are consistent with the fees for investment companies with similar objectives and characteristics; and (3) the ability of the Adviser to effectively oversee, monitor and report on the performance of the Subadviser in managing the Portfolio's assets. The Board also noted that the performance of the Morgan Stanley REIT Index is similar to the Portfolio's prior performance and that of the current benchmark index, the NAREIT Index.

      After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Interim Advisory Agreement and the new Advisory Agreement and authorized the submission of the Advisory Agreement to the Portfolio's shareholders.

      Under the terms of the Advisory Agreement, the Advisory Agreement would remain in effect for an initial two year period and then continue in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities. The Adviser may terminate the Advisory Agreement at any time, without penalty, on 90 days' written notice to the Portfolio. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Advisory Agreement, the Adviser is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolios or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      APPROVAL OF THE INTERIM SUBADVISORY AGREEMENT AND SUBADVISORY AGREEMENT WITH RESPECT TO THE REAL ESTATE SECURITIES PORTFOLIO

      The Board met in person on January 14, 2004 to consider and approve the Interim Subadvisory Agreement and the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Real Estate Securities Portfolio, pending shareholder approval. In connection with the advisory agreements, counsel prepared, on behalf of the Board, a due diligence request that was presented to the Adviser and to the Subadviser. Responses to these requests were provided to the Board prior to, and considered at, the meeting.

      In considering the Interim Subadvisory Agreement and Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the services to be provided by the Subadviser; (2) the Subadviser's experience in managing index funds; (3) the Subadviser's performance in managing index funds generally; (4) any changes to the Portfolio's investment strategy including indexing to a new benchmark index; and
(5) the potential effect of the agreements on shareholders. The Trustees reviewed the proposed subadvisory fees payable to the Subadviser by the Adviser (and not by the Portfolio) under the both agreements. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

      The Board concluded that it believes the Interim Subadvisory Agreement and Subadvisory Agreement to be fair and in the best interests of Portfolio shareholders. In reaching this conclusion, the Board noted: (1) the extensive experience of the Subadviser in managing index funds; (2) the decrease in the management fee payable to the Adviser and, thus, the anticipated lower annual expense ratios for the Portfolio due to the decision to operate the Portfolio as an index fund; (3) that the proposed fees are consistent with the fees for investment companies with similar objectives and characteristics; and (4) the similar performance of the Morgan Stanley REIT Index, the Portfolio's prior performance and that of the current benchmark index.

      After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Interim Subadvisory Agreement and the Subadvisory Agreement and authorized the submission of the Subadvisory Agreement to the Portfolio's shareholders.

      Under the terms of the Subadvisory Agreement, the Subadvisory Agreement would remain in effect for an initial two year period and then continue in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. The Subadvisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, or by the holders of a majority of the respective Portfolio's outstanding voting securities. The Adviser or the Subadviser may terminate the Subadvisory Agreement at any time, without penalty, on 90 days' written notice to the other party. The Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolios or its shareholders, the Trust or the Adviser, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      PERSONAL SECURITIES TRADING. The Adviser, the Subadviser and the Trust's principal underwriter have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes provide guidelines for personnel subject to the Codes who invest in certain securities, including securities that may be purchased or held by a Portfolio. The Adviser and Subadviser will report to the Board of Trustees on a quarterly basis as to whether there were any violations of the Code of Ethics by Access Persons of the Trust, the Adviser or the Subadviser during the quarter.

      THE DISTRIBUTOR. Effective November 25, 2002, the Trust entered into a distribution agreement (the "Distribution Agreement") with Quasar Distributors, LLC ( the "Distributor"), a registered broker-dealer, to act as the principal underwriter in connection with the continuous offering of the shares of each Portfolio. The address of the Distributor is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. Prior to November 25, 2002, AIG SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser, served as the distributor to the Portfolios.

      Continuance of the Distribution Agreement with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust after an initial two-year period. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

      DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment Trust's board of directors/trustees. Pursuant to such rule, the Portfolios have adopted Distribution Plans for Class N, Class B and Class II shares (hereinafter referred to as the "Class N Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). Class Y shares do not have a distribution plan.

      The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the Prospectuses for certain information with respect to the Distribution Plans.

      Under the Class N Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of a Portfolio's Class N shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

      Under the Class B and Class II Plans, the Distributor may receive payments from the relevant Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

      The Distribution Plans provide that each class of shares of the relevant Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

      It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

      The following table sets forth the distribution and account maintenance and service fees received by SACS, the Portfolio's prior distributor, for the period from December 1, 2001 to November 25, 2002, and the Distributor, for the period from November 25, 2002 to November 30, 2003, from the Portfolios.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

                                      2003
                                      ----

      PORTFOLIO                   CLASS N           CLASS B           CLASS II
      ---------                   -------           -------           --------

      Micro Cap Portfolio         $29,133           $43,761           $45,706
      Small Cap Portfolio         $38,680           $30,261           $33,281
      Mid Cap Portfolio           $95,443           n/a               n/a
      Real Estate                 $10,850           $29,023           $24,312
      Securities Portfolio
      Growth Portfolio            $114,968          $48,332           $36,310


              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

                                      2002
                                      ----

       PORTFOLIO                  CLASS N           CLASS B           CLASS II
       ---------                  -------           -------           --------

       Micro Cap Portfolio        $63,753           $102,898          $119,334
       Small Cap Portfolio        $90,762           $54,558           $75,050
       Mid Cap Portfolio          $64,059           $16,058           $15,212
       Real Estate                $13,127           $35,409           $36,473
       Securities Portfolio
       Growth Portfolio           $137,133          $88,602           $88,845

      Continuance of the Distribution Plans with respect to a Portfolio is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of such Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of such Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

      THE ADMINISTRATOR. Effective October 1, 2002, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202 serves as Administrator to the Trust (the "Administrator"), and also provides accounting services to the Trust. Prior to October 1, 2002, SAAMCo served as administrator to the Trust.

      The Administrator supplies office facilities, non-investment related statistical and research date, corporate secretarial services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Trust based upon average daily net assets of each Portfolio as follows:

        .08% on the first $200 million
        .07% of the next $500 million
        .05% on the balance
        Minimum annual fee:  $35,000 per Portfolio
        Multiple class administration:  $12,000 per year per class for B & II.

      The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

      For the fiscal year ended November 30, 2003, the Portfolios paid the following Administration Fees to the Administrator:

        Micro Cap Portfolio         $179,990
                                    --------
        Small Cap Portfolio         $542,707
                                    --------
        Mid Cap Portfolio           $105,226
                                    --------
        Real Estate Securities      $134,942
        Portfolio                   --------
        Growth Portfolio            $104,001
                                    --------

      The following table sets forth the total administration fees received by SAAMCo, the Portfolio's prior administrator, from each Portfolio pursuant to the applicable administration agreement for the fiscal period December 1, 2001 to September 30, 2002 and fiscal years ended November 30, 2001.


                               ADMINISTRATION FEES

                                                                ADMINISTRATION
                                   ADMINISTRATION FEES            FEES WAIVED
                                   -------------------            -----------

   PORTFOLIO                2002         2001                  2002        2001
   Micro Cap Portfolio      $171,806     $171,247              $0          $0
   Small Cap Portfolio      $431,871     $520,890              $0          $0

   Mid Cap Portfolio        $55,170      $46,397               $0          $0
   Real Estate Securities   $103,230     $136,049              $0          $0
   Portfolio
   Growth Portfolio         $79,016      $63,999               $0          $0

      TRANSFER AGENT. U.S. Bancorp Fund Services, LLP, a subsidiary of U.S. Bank, N.A., 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, serves as Transfer Agent for the Trust and in that capacity receives and processes orders for the purchase, redemption and exchange of Portfolio shares, certain financial and accounting books and records pursuant to agreements with the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      As discussed in the Prospectuses, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolios are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

      Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

      The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

      Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

      The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended November 30, 2003, 2002 and 2001. The following tables do not include trading costs associated with OTC or underwritten offerings. OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the tables below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

                           2003 BROKERAGE COMMISSIONS

                                                                                 PERCENTAGE OF
                                                                                 AMOUNT OF
                                                                                 TRANSACTIONS
                                                                 PERCENTAGE      INVOLVING
                                                                 PAID TO         PAYMENT OF
                             AGGREGATE          AMOUNT PAID      AFFILIATED      COMMISSIONS TO
                             BROKERAGE          TO AFFILIATED    BROKER          AFFILIATED
 PORTFOLIO                   COMMISSIONS        BROKER DEALERS   DEALERS         BROKER DEALERS
 -------------------------------------------------------------------------------------------------
 Micro Cap Portfolio         $1,847,586         $0               $0              $0
 -------------------------------------------------------------------------------------------------
 Small Cap Portfolio         $4,572,788         $0               $0              $0
 -------------------------------------------------------------------------------------------------
 Mid Cap Portfolio           $803,747           $0               $0              $0
 -------------------------------------------------------------------------------------------------
 Real Estate Securities      $659,809           $0               $0              $0
 Portfolio
 -------------------------------------------------------------------------------------------------
 Growth Portfolio            $607,990           $0               $0              $0


                           2002 BROKERAGE COMMISSIONS

                                                                                 PERCENTAGE OF
                                                                                 AMOUNT OF
                                                                                 TRANSACTIONS
                                                                 PERCENTAGE      INVOLVING
                                                                 PAID TO         PAYMENT OF
                             AGGREGATE          AMOUNT PAID      AFFILIATED      COMMISSIONS TO
                             BROKERAGE          TO AFFILIATED    BROKER          AFFILIATED
 PORTFOLIO                   COMMISSIONS        BROKER DEALERS   DEALERS         BROKER DEALERS
 -------------------------------------------------------------------------------------------------

 Micro Cap Portfolio         $1,634,936         $20,548          1.26%           0.62%
 -------------------------------------------------------------------------------------------------
 Small Cap Portfolio         $3,714,462         $174,870         4.71%           2.62%
 -------------------------------------------------------------------------------------------------
 Mid Cap Portfolio           $407,396           $69,925          17.16%          8.63%
 -------------------------------------------------------------------------------------------------
 Real Estate Securities      $459,664           $49,675          10.81%          14.07%
 Portfolio
 -------------------------------------------------------------------------------------------------
 Growth Portfolio            $706,012           $224,900         31.85%          8.55%

                                             42

                           2001 BROKERAGE COMMISSIONS

                                                                                 PERCENTAGE OF
                                                                                 AMOUNT OF
                                                                                 TRANSACTIONS
                                                                 PERCENTAGE      INVOLVING
                                                                 PAID TO         PAYMENT OF
                            AGGREGATE           AMOUNT PAID      AFFILIATED      COMMISSIONS TO
                            BROKERAGE           TO AFFILIATED    BROKER          AFFILIATED
 PORTFOLIO                  COMMISSIONS         BROKER DEALERS   DEALERS         BROKER DEALERS
 -------------------------------------------------------------------------------------------------

 Micro Cap Portfolio        $158,872            $69,905          44.08%          2.98%
 -------------------------------------------------------------------------------------------------
 Small Cap Portfolio        $1,209,699          $186,835         15.44%          3.45%
 -------------------------------------------------------------------------------------------------
 Mid Cap Portfolio          $160,935            $66,045          41.04%          12.75%
 -------------------------------------------------------------------------------------------------
 Real Estate Securities     $494,223            $27,366          5.54%           6.49%
 Portfolio
 -------------------------------------------------------------------------------------------------
 Growth Portfolio           $224,204            $89,570          39.95%          10.90%


                   ADDITIONAL INFORMATION REGARDING THE SHARES

      Additional Class B and II shares may only be acquired through reinvestment of dividends and other distributions by existing shareholders as of August 20, 2002. Shareholders will not be issued certificates for their Portfolio shares unless they specifically so request in writing but no certificate is issued for fractional Portfolio shares. Further information may be obtained by calling the Trust at (800) 426-9157.

      Each class of shares of the Portfolios is issued at the respective net asset value next determined after receipt of a purchase order.

      During the most recently completed fiscal year, certain Class N, B and II shares may have been subject to contingent deferred sales charges. The following table also sets forth the contingent deferred sales charges ("CDSC") with respect to Class N, B and II shares of each Portfolio for the fiscal year ended November 30, 2003.

                            CONTINGENT           CONTINGENT
                            DEFERRED SALES       DEFERRED SALES
                            CHARGES CLASS B      CHARGE
   PORTFOLIO                SHARES               CLASS II SHARES
   ------------------------------------------------------------------
   Micro Cap Portfolio      $31,009              $1,134
   ------------------------------------------------------------------
   Small Cap Portfolio      $23,415              $3,214
   ------------------------------------------------------------------
   Mid Cap Portfolio        n/a                  n/a
   ------------------------------------------------------------------
   Real Estate              $17,685              $3,751
   Securities Portfolio
   ------------------------------------------------------------------
   Growth Portfolio         $41,540              $9,780
   ------------------------------------------------------------------

      WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the relevant class prospectus, CDSCs may be waived on redemptions of Class B and Class II shares, and certain Class N shares that were originally purchased as either Class B or II shares of the Mid Cap Portfolio or Class A shares of any Portfolio of over $1 million, under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

      DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

      DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which U.S. Bancorp serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

      PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Trust. Orders received by the Distributor before a Portfolio's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after a Portfolio's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

      PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "Brazos Mutual Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701, Milwaukee, Wisconsin 53201, together with payment for the purchase price of such Class N and Y shares and a completed New Account Application. Payment for subsequent purchases should be mailed to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701,

Milwaukee, Wisconsin 53201 and the shareholder's Portfolio account number should appear on the check.

      For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to Brazos Funds [Name of Portfolio] c/o U.S. Bancorp Fund Services, LLC, Box 701, Milwaukee, Wisconsin 53201. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of Class N and Y shares of each Portfolio may be purchased directly through the Transfer Agent. U.S. Bancorp reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Portfolio will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Portfolio in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Portfolio does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Portfolio should not be considered verification thereof. Neither the Portfolio nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected (See "Shareholder Account Information" in the Prospectus).

      PURCHASE THROUGH U.S BANCORP. U.S. Bancorp will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

      PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. The Transfer Agent charges a fee of $15 for outgoing wire transfers. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

      -- You must have an existing Brazos Mutual Funds Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to (414) 765-9247 or (414) 765-9214.

      -- Call the Trust, [toll free at (800) 426-9157] to obtain your new account number.

      -- Instruct the bank to wire the specified  amount to the Transfer  Agent:
U.S. Bank, N.A. Milwaukee, WI, ABA# 075000022; Credit U.S. Bancorp Fund Services, DDA# 112-952-137, Brazos [name of Portfolio, Class ___] (include shareholder name and account number).

      TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone.

During these times, consider sending your request in writing.

                  ADDITIONAL INFORMATION REGARDING PURCHASES OF
                              CLASS N AND Y SHARES


      Class N and Y shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Trust. Initial investments in the Class Y shares of the Portfolios must be at least $1,000,000, and subsequent minimum investments must be at least $1,000. Class Y shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Trust. For Class N shares, there is a minimum initial investment of $2,500 for non-retirement accounts, $1,000 for retirement accounts and $100 for dollar cost averaging provided that at least $25 is invested each month. Subsequent investments for Class N shares must be at least $100 for non-retirement accounts and $25 for retirement accounts. Reference is made to "Additional Information Regarding Class B and II Shares--Telephone Transactions" above.

      Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Trust and its affiliates, their families and their business or personal associates, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.

      Payment does not need to be converted into Federal Funds (moneys credited to the Trust's Custodian Bank by a Federal Reserve Bank) before the Trust will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

      The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Trust, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

      Class Y shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Trust on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Trust from the Trust's assets attributable to the Service Agent, and which would not be imposed if Class Y shares of the Portfolios were purchased directly from the Trust or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Trust. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Trust.

      Service Agents, or if applicable, their designees, that have entered into agreements with the Trust or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Trust's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Trust in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Trust for timely transmission of all subscription and redemption requests, investment information, documentation and money.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

      Reference is made to each Prospectus for certain information as to the redemption of Portfolio shares and to "Additional Information Regarding Class B and II Shares -- Telephone Transactions" above.

      If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      The Trust and the Trust's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Trust or Transfer Agent does not employ the procedures described above. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

      The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGES

      Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio that offer such class at the respective net asset value per share, except that shares of a Portfolio may not be exchange for shares of the Micro Cap Portfolio or the Small Cap Portfolio. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. An exchange of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified retirement or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice.

      If a shareholder acquires Class N shares through an exchange from another Portfolio where the original purchase of such fund's Class N shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 0.5% or 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

      A shareholder who acquires Class B or Class II shares through an exchange from another Portfolio will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class N.

      Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

      Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC. P.O. Box 701, Milwaukee, WI 53201-0701. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

      Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Trust at 1-800-426-9157. Investor correspondence should be directed to the

Brazos Mutual Funds, c/o U.S. Bancorp Fund Services, LLC. P.O. Box 701, Milwaukee, WI 53201-0701.

      Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of Business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Trust nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Trust and its shareholders.

      For federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Trust's, an exchange between Portfolios was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

      Each prospectus provides discussion regarding low account balances for each class of shares of the Portfolios.

                        DETERMINATION OF NET ASSET VALUE

      The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

      A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

      Each Portfolio may advertise, with respect to each class thereof, performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

      A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

      AVERAGE ANNUAL TOTAL RETURN. The Portfolios' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each Portfolio's advertising and promotional materials are calculated for the one-year, five-year and ten-year periods (or life of the Portfolio), according to the following formula:

                     P(1+T)n   =    ERV
          where:     P         =    a  hypothetical  initial  payment  of $1,000
                     T         =    average annual total return
                     n         =    number of years
                     ERV       =    ending  redeemable  value of a  hypothetical
                                    $1,000 payment made at the beginning of the period at the end of that period

      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The Portfolios' quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                             P(1 + T)(n) = ATV(D)

          Where:
                     "P"       =     represents    a    hypothetical     initial
                                     investment  of $1,000;
                     "T"       =     represents average annual total return;
                     "n"       =     represents the number of years; and
                     "ATV(D)"  =     represents   the   ending   value   of  the
                                     hypothetical initial investment after taxes
                                     on  distributions,   not  after  taxes   on
                                     redemption.   Dividends     and       other
                                     distributions  are assumed to be reinvested
                                     in shares at  the   prices in effect on the
                                     reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of fund expenses by the Adviser.


      AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS). The Portfolios' quotations of average annual total return (after taxes on distributions and redemptions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:


                                             P(1+ T)(n) = ATV(DR)

          Where:
                     "P"       =     represents     a    hypothetical    initial
                                     investment  of $1,000;
                     "T"       =     represents average annual total return;
                     "n"       =     represents the number of years; and
                     "ATV(DR)" =     represents the ending redeemable  value  of
                                     the hypothetical initial investment   after
                                     taxes  on   distributions  and  redemption.
                                     Dividends   and  other  distributions   are
                                     assumed to be reinvested in shares at the prices in effect on the reinvestment dates.
                                     ATV(DR) will be adjusted to reflect the effect of any absorption of fund expenses by the Adviser.

      The Portfolios' average annual total returns, average annual total return after taxes on distributions and average annual total return after taxes on distributions for the periods below ended December 31, 2003 are as follows:

CLASS N SHARES

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  MICRO CAP PORTFOLIO                                                      May 1, 2001
    average annual           61.72%      N/A        N/A       (0.89)%
    return
    average annual return    61.72%      N/A        N/A       (0.89)%
    (after taxes on
    distributions)
    average annual return    40.12%      N/A        N/A       (0.75)%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        61.72%      N/A        N/A       (2.36)%

o  SMALL CAP PORTFOLIO                                                   September 7, 1999
    average annual return    32.20%      N/A        N/A        2.43%
    average annual return
    (after taxes on          32.20%      N/A        N/A        1.53%
    distributions)
    average annual return    20.93%      N/A        N/A        1.64%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        32.20%      N/A        N/A       10.93%

o  MID CAP PORTFOLIO                                                       March 31, 2000
    average annual return    25.72%      N/A        N/A       (2.00)%
    average annual return
    (after taxes on          25.72%      N/A        N/A       (2.58)%
    distributions)
    average annual return    16.72%      N/A        N/A       (2.02)%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        25.72%      N/A        N/A       (7.30)%

o  GROWTH PORTFOLIO                                                        March 31, 2000
    average annual return    26.94%      N/A        N/A       (4.84)%
    average annual return
    (after taxes on          26.94%      N/A        N/A       (6.18)%
    distributions)
    average annual return    17.51%      N/A        N/A       (4.75)%
    (after taxes on

                                       53

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
    distributions and
    redemptions)
    cumulative return        26.94%      N/A        N/A      (16.98)%

o  REAL ESTATE SECURITIES                                                 September 7, 1999
   PORTFOLIO
    average annual return    33.31%      N/A        N/A       14.89%
    average annual return
    (after taxes on          18.71%      N/A        N/A       10.06%
    distributions)
    average annual return    26.66%      N/A        N/A       10.65%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        33.31%      N/A        N/A       81.93%

CLASS B SHARES
--------------

o  MICRO CAP PORTFOLIO                                                       May 1, 2001
    average annual           56.74%      N/A        N/A       (2.67)%
    return
    average annual return    56.74%      N/A        N/A       (2.67)%
    (after taxes on
    distributions)
    average annual return    36.88%      N/A        N/A       (2.26)%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        56.74%      N/A        N/A       (6.98)%

o  SMALL CAP PORTFOLIO                                                     September 7, 1999
    average annual return    27.50%      N/A        N/A        1.41%
    average annual return
    (after taxes on          27.50%      N/A        N/A        0.49%
    distributions)
    average annual return    17.87%      N/A        N/A        0.77%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        27.50%      N/A        N/A        6.23%

                                       54

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  MID CAP PORTFOLIO
    average annual return      NA        N/A        N/A         NA
    average annual return
    (after taxes on            NA        N/A        N/A         NA
    distributions)
    average annual return      NA        N/A        N/A         NA
    (after taxes on
    distributions and
    redemptions)
    cumulative return          NA        N/A        N/A         NA

o  GROWTH PORTFOLIO                                                          May 1, 2001
    average annual return    22.18%      N/A        N/A       (9.33)%
    average annual return
    (after taxes on          22.18%      N/A        N/A       (9.33)%
    distributions)
    average annual return    14.42%      N/A        N/A       (7.82)%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        22.18%      N/A        N/A       (23.01)%

                                       55

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  REAL ESTATE                                                           September 7, 1999
   SECURITIES PORTFOLIO
    average annual return    29.24%      N/A        N/A       13.89%
    average annual return
    (after taxes on          14.91%      N/A        N/A        9.28%
    distributions)
    average annual return    24.03%      N/A        N/A        9.92%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        29.24%      N/A        N/A       75.21%
--------------------------------------------------------------------------------------------


CLASS II SHARES
---------------

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  MICRO CAP                                                                 May 1, 2001
   PORTFOLIO                 59.74%      N/A        N/A       (1.56)%
    average annual
    return                   59.74%      N/A        N/A       (1.56)%
    average annual return
    (after taxes on
    distributions)           38.83%      N/A        N/A       (1.32)%
    average annual return
    (after taxes on
    distributions and
    redemptions)             59.74%      N/A        N/A       (4.10)%
    cumulative return

o  SMALL CAP PORTFOLIO                                                     September 7, 1999
    average annual return    30.39%      N/A        N/A        1.78%
    average annual return    30.39%      N/A        N/A        0.87%
    (after taxes on
    distributions)
    average annual return    19.75%      N/A        N/A        1.09%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        30.39%      N/A        N/A        7.89%

                                       56

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  MID CAP PORTFOLIO
    average annual return      NA        N/A        N/A         NA
    average annual return
    (after taxes on            NA        N/A        N/A         NA
    distributions)
    average annual return      NA        N/A        N/A         NA
    (after taxes on
    distributions and
    redemptions)
    cumulative return          NA        N/A        N/A         NA

o  GROWTH PORTFOLIO                                                          May 1, 2001
    average annual return    25.06%      N/A        N/A       (8.29)%
    average annual return
    (after taxes on          25.06%      N/A        N/A       (8.29)%
    distributions)
    average annual return    16.29%      N/A        N/A       (6.96)%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        25.06%      N/A        N/A       (20.63)%

o  REAL ESTATE                                                            September 7, 1999
   SECURITIES PORTFOLIO
    average annual return    31.64%      N/A        N/A       14.16%
    average annual return
    (after taxes on          17.32%      N/A        N/A        9.59%
    distributions)
    average annual return    25.59%      N/A        N/A       10.18%
    (after taxes on
    distributions and
    redemptions)
    cumulative return         31.64      N/A        N/A       76.99%
--------------------------------------------------------------------------------------------

CLASS Y SHARES
--------------

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  MICRO CAP PORTFOLIO                                                    December 31, 1997

    average annual           62.35%     17.10%      N/A       19.58%
    return
    average annual return    62.35%     13.86%      N/A       16.82%
    (after taxes on
    distributions)
    average annual return    40.53%     13.09%      N/A       15.77%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        62.35%   120.18%      N/A       192.40%

o  SMALL CAP PORTFOLIO                                                    December 31, 1996
    average annual return    32.66%     3.70%       N/A       11.22%
    average annual return    32.66%     2.92%       N/A       10.04%
    (after taxes on
    distributions)
    average annual return    21.23%      2.9%       N/A        9.18%
    (after taxes on
    distributions and
    redemptions)
    cumulative return         32.66%    19.95%      N/A       110.51%

o  MID CAP PORTFOLIO                                                      December 31, 1999
    average annual return    26.24%      N/A        N/A        3.11%
    average annual return
    (after taxes on          26.24%      N/A        N/A        2.54%
    distributions)
    average annual return    17.06%      N/A        N/A        2.32%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        26.24%      N/A        N/A       13.03%

o  GROWTH PORTFOLIO                                                       December 31, 1998
    average annual return    27.45%     14.55%      N/A       14.55%
    average annual return
    (after taxes on          27.45%     11.52%      N/A       11.52%
    distributions)
    average annual return    17.84%     10.87%      N/A       10.87%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        27.45%     97.19%      N/A       97.19%

                                       58

--------------------------------------------------------------------------------------------
                                                                          INITIAL OFFERING
PORTFOLIO                   1 YEAR     5 YEARS   10 YEARS    INCEPTION          DATE
---------                   ------     -------   --------    ---------          ----
--------------------------------------------------------------------------------------------
o  REAL ESTATE                                                            December 31, 1996
   SECURITIES PORTFOLIO
    average annual return    33.66%     13.08%      N/A       10.20%
    average annual return
    (after taxes on          18.86%      8.60%      N/A        6.70%
    distributions)
    average annual return    26.88%      9.17%      N/A        6.64%
    (after taxes on
    distributions and
    redemptions)
    cumulative return        33.66%     84.88%      N/A       97.35%

--------------------------------------------------------------------------------------------


      DISCLOSURES REGARDING PERFORMANCE

      Past performance is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by JMIC have caused the Portfolios' returns to be higher than they otherwise would have been. Sales loads are not reflected in the bar chart. If the sales loads were reflected, returns would be less than those shown.

      The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap and Growth Portfolios reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, 2000 for Mid Cap and 1999 for Growth, reflect substantial benefits from first-day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolios will benefit to the same extent from these types of gains in the future, especially if a Portfolio's assets remain at current levels or if they increase. Sales loads are not reflected in the performance results and that, if these amounts were reflected, returns would be less than those shown.



                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      DIVIDENDS AND OTHER DISTRIBUTIONS. Dividends from net investment income and distributions of the excess of net short-term capital gain over net long-term capital loss ("net short-term capital gain") and of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss)  ("capital  gain  distributions"),  if any, will be  distributed  at least annually to the shareholders of the Portfolios other than the Real Estate Securities Portfolio. The latter Portfolio will distribute income dividends, if any, at least quarterly and capital gain distributions, if any, at least annually. For purposes of calculating capital gain distributions, each Portfolio offsets any prior taxable year's capital loss carryforwards against any current taxable year's realized capital gains; accordingly, no capital gain distributions will be made by a Portfolio for a taxable year until it has realized gains in that year in excess of any such loss carryforward.


      Dividends and other distributions will be paid in additional Portfolio shares of the distributing class based on the net asset value of those shares at the Portfolio's close of business on the distribution date, unless the shareholder notifies the Portfolio at least five business days prior to that date to receive such distributions in excess of $10 in cash.

      TAXES.  Each  Portfolio  (which is treated as a separate  corporation  for federal tax purposes) intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Portfolio so qualifies, the Portfolio (but not its shareholders) will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain that it distributes to its shareholders. Each Portfolio intends to distribute substantially all of such income and gain. If a Portfolio were to fail to so qualify, (1) it would be taxed on the full amount of its taxable income at regular corporate rates without any deduction for distributions to its shareholders and (2) shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except the part thereof that is "qualified dividend income" (as referenced below)) to the extent of the Portfolio's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      To qualify as a RIC, each Portfolio  generally  must,  among other things,
(1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement") and (2) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. A Portfolio that qualifies as a RIC and distributes to its shareholders at least 90% of its investment company taxable income for a taxable year ("Distribution Requirement") will not be subject to federal income tax in that year on such income and its net capital gain that it distributes to its shareholders. Each Portfolio intends to continue to meet this Distribution Requirement. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

      A Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses ("capital gain net income") for the 12-month period ending on October 31 of the calendar year and (3) all undistributed ordinary income and capital gain net income for previous years. Each Portfolio intends to make distributions sufficient to avoid the Excise Tax. For these and other purposes, a distribution will be treated as paid on December 31 of a calendar year if declared by a Portfolio in October, November or December of that year, payable to shareholders of record on a date in one of those months and paid by the Portfolio during January of the following year. Any such distributions will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

      Dividends from net investment income and net short-term capital gain ("income dividends") a Portfolio pays are taxable to its shareholders as ordinary income, whether received in cash or reinvested in additional shares, except that, as described in the Prospectuses, a portion of a Portfolio's income dividends, whether paid in cash or reinvested in additional shares, may be qualified dividend income or eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Portfolio receives from domestic corporations other than certain tax-exempt corporations and REITs (and capital gain distributions thus are not eligible for the deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

      Any net capital gain that is distributed to shareholders will be taxable to them as long-term capital gains, whether received in cash or reinvested in additional shares and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains tax rate for individuals currently is 15% with respect to assets held for more than 12 months. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum corporate tax rate for ordinary income (35%).

      Due to its investments in REITs, a portion of the distributions of the Real Estate Securities Portfolio may represent a return of capital, which will have the effect of reducing the basis in the shares held by a shareholder.

      On a redemption of shares, a shareholder will realize a taxable gain or loss depending on the shareholder's basis in the shares. That gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain generally will be treated as short-term capital gain, taxable at the same rates as ordinary income, if the shares are held for not more than 12 months and as long-term capital gain, taxable for individuals at the maximum rate of 15% if the shares are held for more than 12 months. A loss recognized on a redemption or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any distributions of net capital gain received with respect to those shares.

      Generally, part or all of any loss realized on a redemption or exchange of shares of a Portfolio will be disallowed if other shares of that Portfolio are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

      Dividends and interest a Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes the Portfolio pays.

      The use of hedging strategies, such as writing (selling) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Investments in Futures and options may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to be able to make sufficient distributions to shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Moreover, some or all of that recognized taxable income may be ordinary income or short-term capital gain, with the result that distributions thereof to shareholders will be taxable as ordinary income.

      Income dividends a Portfolio pays to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

      The foregoing is a general and abbreviated summary of the applicable provisions of the federal income tax law currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in any Portfolio.

                                RETIREMENT PLANS

      Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans and accounts. The summary below is only a brief description of the applicable federal income tax law and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans or accounts described below may be obtained by calling the Trust at (800) 426-9157. However, it is recommended that a shareholder considering any retirement plan or account consult a tax adviser before participating.

      PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit-sharing plans for employees. Shares of a Portfolio may be purchased by plans for non-corporate employers (including self-employed individuals), as well as by corporate plans. Each retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

      TAX-SHELTERED CUSTODIAL ACCOUNT. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in section 501(c)(3) of the Code to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

      INDIVIDUAL  RETIREMENT  ACCOUNT  (IRA).  Section  408 of the Code  permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the deductibility of those amounts, the eligibility of individual and the time in which distributions may or must commence. In addition, certain distributions from some other types of retirement plans may be transferred on a tax-deferred basis to an IRA.

      SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan provides small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer, and participants do not pay taxes on contributions on earnings until they are withdrawn.

      ROTH IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute to a Roth IRA. Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      COVERDELL EDUCATION SAVINGS ACCOUNT ("CESA"). Although not technically for retirement savings, a CESA provides a vehicle for saving for a child's education. A CESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to a CESA, provided that no more than $2,000 may be contributed for any year to CESAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a member of his or her family).

                              DESCRIPTION OF SHARES

      Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.00l par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

      Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Growth Portfolio and Real Estate Securities Portfolio. Each Portfolio offers Class Y, N, B and II shares, except the Mid Cap Portfolio which only offers Class N and Y shares. The Trustees may authorize the creation of additional series and classes of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

      Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting for the purpose of electing or removing trustees must be called, if so requested by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the series affected by the matter may be entitled to vote.

      All classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class N shares are subject to a distribution fee, an ongoing account maintenance and service fee and CDSC, if applicable, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class N shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each of the Class N, B, and II shares has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, (vii) Class Y shares are sold without a sales charge or Rule 12b-1 distribution fee and have a minimum initial investment requirement of $1,000,000, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other Portfolios that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

      The Declaration of Trust provides that no Trustee of the Trust is liable to the Trust or to a shareholder, nor is any Trustee liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Board has adopted proxy voting policies and procedures ("Proxy Policies") wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Portfolios as part of their investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, each Portfolio retains the right to vote proxies relating to its portfolio securities.

      The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Portfolio and its shareholders, taking into account the value of the Portfolio's investments.

      PROXY VOTING GUIDELINES. In the absence of special circumstances, the Adviser will vote proxies in accordance with the proxy voting guidelines ("Proxy Guidelines") adopted as part of the Trust's Proxy Policies. Generally, the Guidelines call for the Adviser to vote proxies so as to promote the long-term economic value of the underlying security.

      Every reasonable effort should be made to vote proxies. However, the Adviser is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

      The Proxy Guidelines generally characterizes proxy voting issues into three Levels (I, II and III). Level I matters normally are voted based on the recommendation of the issuer's management. Matters that could meaningfully impact the position of existing shareholders (Levels II and III) are given special consideration and voted in a manner that is believed to support the interests of shareholders.

      Level I proposals are those which do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Examples of such proposals would include, among other things:

the approval of auditors; election of director and/or officers; liability limitations for directors; and indemnification provisions for directors.

      Level II proposals are those that are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of a shareholder's investment. Examples of such proposals would include, among other things: decisions as to mergers and acquisitions affecting the company; corporate restructuring; re-incorporation or formation; increase or decrease in directors, preferred stock or common stock; and changes in capitalization. These proposals require special consideration by the Adviser, and these decisions are made on a case-by-case basis on the perceived best interest of Portfolio shareholders.

      Level III proposals are those that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. The Adviser generally will vote against these proposals. Examples of these proposals include, among other things: poison pill provisions; "golden parachute" provisions; "greenmail" provisions; supermajority voting requirements; board classification without cumulative voting; and confidential voting requirements.

      CONFLICTS OF INTEREST. The Guidelines also address procedures to be used by the Adviser when there is a conflict of interest between the interests of the Adviser (or its affiliates), the Subadviser (or its affiliates), or the distributor (or its affiliates) with the interests of the Portfolios. Each proxy is reviewed by the Adviser to assess the extent to which there may be a material conflict of interest. With respect to conflicts of interest regarding the Portfolios, the Adviser will notify the Proxy Voting Committee as to the nature of the conflict to assist in its resolution. The Proxy Voting Committee consists of the officer responsible for proxy voting, the portfolio manager of the Adviser covering the subject security, and an independent member of the Board.

      MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-800-426-9157 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Proxy Policies are also available by calling 1-800-426-9157 and will be sent within three business days of receipt of a request.


                             ADDITIONAL INFORMATION

      REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

      CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust and in that capacity holds all securities and cash owned by the Portfolios.

      INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

      The Trust's audited financial statements contained in its 2003 annual report to shareholders are incorporated by reference into this SAI. You may request a copy of the annual report at no charge by calling (800) 426-9157 or by writing the Trust at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

      SHORT-TERM ISSUE CREDIT

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

        CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

      MUNICIPAL NOTE RATINGS

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

      "MIG-1"/"VMIG-1"  - This  designation  denotes  superior  credit  quality.
Excellent  protection is afforded by  established  cash flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit rating.